PROSPECTUS                                                                                              MAY 1, 2004

                                                  AMERICAN SKANDIA TRUST
                                      One Corporate Drive, Shelton, Connecticut 06484
---------------------------------------------------------------------------------------------------------------------------
American  Skandia  Trust  (the  "Trust")  is an  investment  company  made  up of  the  following  37  separate  portfolios
("Portfolios"), 7 of which are offered through this prospectus:

AST William Blair International Growth Portfolio
AST State Street Research Small-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST T. Rowe Price Global Bond Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable annuity  contracts  and  variable  life  insurance  policies.  Shares  of the Trust may also be sold  directly  to  certain tax-deferred  retirement  plans.  Each variable  annuity  contract and variable  life  insurance  policy  involves fees and expenses not described in this  Prospectus.  Please read the Prospectus for the variable  annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the  Securities and Exchange  Commission  permitting its Investment  Managers,  subject to approval by its Board of  Trustees,  to change  sub-advisors  of each  Portfolio  without  shareholder  approval.  For more information, please see this Prospectus under "Management of the Trust."

                                                     TABLE OF CONTENTS
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Caption                                                                                                               Page
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                                                    Risk/Return Summary

         American Skandia Trust (the "Trust") is comprised of thirty-seven investment portfolios (the "Portfolios"),  seven of which are  offered  through  this  Prospectus.  The  Portfolios  are  designed  to  provide a wide  range of  investment options.  Each  Portfolio  has its own  investment  goal and style (and, as a result,  its own level of risk).  Some of the
Portfolios  offer  potential  for high returns with  correspondingly  higher risk,  while others offer stable  returns with relatively  less risk.  It is  possible  to lose money when  investing  even in the most  conservative  of the  Portfolios.
Investments  in the  Portfolios  are not bank deposits and are not insured or guaranteed by the Federal  Deposit  Insurance
Corporation or any other government agency.

         It is not  possible to provide an exact  measure of the risk to which a Portfolio  is subject,  and a  Portfolio's risk will vary based on the securities that it holds at a given time.  Nonetheless,  based on each  Portfolio's  investment style and the risks  typically  associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject.  The following  discussion  highlights the investment  strategies and risks of each Portfolio.
Additional  information  about each  Portfolio's  potential  investments and its risks is included in this Prospectus under
"Investment Objectives and Policies."

International Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

William Blair                 Long-term capital growth       The Portfolio invests primarily in equity securities of
International Growth                                         foreign companies.

Principal Investment Strategies:
-------------------------------

The AST William Blair International  Growth Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to  countries  other than the United  States.  Equity securities  include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  The Portfolio has the flexibility to invest on a worldwide basis in companies and  organizations  of any size,  regardless of country of organization or place of principal  business  activity.  The Portfolio normally invests primarily in securities  of issuers from at least five  different  countries,  excluding  the United  States.  Although the
Portfolio  intends to invest  substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio  invests  primarily in companies  selected for their growth  potential.  The  Sub-advisor  generally  takes a
"bottom up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify individual  companies  with earnings  growth  potential  that may not be  recognized by the market at large,  regardless of where the companies are organized or where they primarily  conduct  business.  Although themes may emerge in the Portfolio, securities  are  generally  selected  without  regard to any defined  allocation  among  countries,  geographic  regions or industry sectors, or other similar selection procedure.

Principal Risks:
---------------

o........The  international  portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including  reasons  related to the particular  company,  the industry  of  which  it is a part,  or the  securities  markets  generally.  Accordingly,  loss of  money is a risk of investing in each of these funds.

o        The level of risk of the international  portfolios will generally be higher than the level of risk associated with domestic  equity funds.  Foreign  investments  involve risks such as fluctuations  in currency  exchange  rates,  less liquid and more volatile  securities  markets,  unstable political and economic  structures,  reduced  availability of information,  and lack of  uniform  financial  reporting  and  regulatory  practices  such as those that apply to U.S.
     issuers.  While the international  portfolio invests  primarily in companies located in developing  countries,  it may invest in those  companies to some degree,  and the risks of foreign  investment  may be  accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:                     Primary Investments:
---------                      ---------------                      -------------------

State Street Research          Capital growth                       The Portfolio invests primarily in common stocks of small
Small-Cap Growth                                                    capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                       The Portfolio invests primarily in common stocks of medium
Value                                                               capitalization companies.

Alger All-Cap Growth           Long-term capital growth             The Portfolio invests primarily in common and preferred
                                                                    stocks.

Goldman Sachs Concentrated     Capital growth                       The Portfolio invests primarily in equity securities.
Growth

Hotchkis & Wiley Large-Cap     Current income and long-term         The Portfolio invests at least 80% of its net assets plus
Value                          growth of income, as well as         borrowings for investment purposes in common stocks of large
                               capital appreciation                 cap U.S. companies.

Principal Investment Strategies:
-------------------------------

The AST State Street Research Small-Cap Growth Portfolio  (formerly,  the AST PBHG Small-Cap Growth Portfolio) will invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  For purposes of the Portfolio,  small-sized companies are those that have market  capitalizations  similar to the market capitalizations of the companies in the Russell  2000(R)Growth Index at the time of the  Portfolio's  investment.  The  Sub-advisor  expects to focus primarily on those  securities whose market  capitalizations  or annual revenues are less than $1 billion at the time of purchase.  The size of the  companies in the Russell  2000(R)Growth Index and those on which the  Sub-advisor  intends to focus the  Portfolio's  investments  will change with  market  conditions.  As of December  31,  2003,  the average  market capitalization  of the companies in the Russell  2000(R)Growth Index was $579 million and the median  market  capitalization was $461  million.  The size of the  companies in the Russell  2000(R)Growth Index will change with market  conditions.  The
Sub-Advisor  uses its own fundamental  research,  computer models and proprietary  measures of growth in determining  which stocks to select for the Portfolio.  The  Sub-Advisor's  investment  strategy seeks to identify  stocks of companies  which have strong  business  momentum,  earnings  growth,  superior  management  teams as well as stocks of those companies whose earnings  growth  potential  may not be  currently  recognized  by the  market  and  whose  stock may be  considered  to be underpriced using various financial measurements employed by the Sub-advisor, such as price-to-earnings ratios.

The AST Neuberger  Berman Mid-Cap Value  Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  Companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are  considered  mid-cap  companies for purposes of the Portfolio.
As of December 31, 2003,  the average  market  capitalization  of the companies in the Russell  MidCap(R)Index $4.28 billion and the median market  capitalization  was $3.3 billion.  Some of the Portfolio's  assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Portfolio seeks to reduce risk by diversifying  among many companies and industries.

Under the Portfolio's  value-oriented  investment  approach,  the Sub-advisor looks for well-managed  companies whose stock prices are undervalued and that may rise in price when other  investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  such as a low  price-to-earnings  ratio,  consistent cash flow,  and a sound  track  record  through  all  phases  of the  market  cycle.  The  Sub-advisor  may also  look for other characteristics  in a company,  such as a strong position  relative to  competitors,  a high level of stock ownership among management,  or a recent sharp decline in stock price that appears to be the result of a short-term market  overreaction to negative news.

The Sub-advisor  generally  considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests  primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities of companies of all sizes,  and may emphasize  either larger or smaller  companies at a given time based on the  Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit Volume Growth  Companies.  These are vital creative  companies that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o        Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce  advantageous  results.  These  changes  may  be as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST  Goldman  Sachs  Concentrated  Growth  Portfolio  will  pursue  its  objective  by  investing  primarily  in equity securities.  Equities  securities  include common stocks,  preferred  stocks,  warrants and securities  convertible into or exchangeable  for  common or  preferred  stocks.  Investments  will be in  companies  that the  Sub-advisor  believes  have potential to achieve capital  appreciation over the long-term.  The Portfolio seeks to achieve its investment  objective by investing,  under normal  circumstances,  in  approximately  30-45  companies that are considered by the  Sub-adviser to be positioned for long-term growth.

The AST Hotchkis & Wiley  Large-Cap  Value  Portfolio  seeks to achieve its  objective by investing at least 80% of its net assets plus borrowings for investment  purposes in common stocks of large cap U.S.  companies.  The  Sub-advisor  considers large  cap  companies  to be those  with  market  capitalizations  like  those  found in the  Russell  1000  Index.  Market capitalization  range of the Index  changes  constantly,  but as of June 30, 2003,  the range was from $1.2 billion to $287 billion.  Market  capitalization is measured at the time of initial  purchase.  Some of these securities may be acquired in
IPOs.  Normally,  the  Portfolio  invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market.  Payout yield is defined as dividend yield plus net share repurchases.

Principal Risks:
---------------

o        All of the capital  growth  portfolios  are equity  funds,  and the primary  risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including  reasons related to the particular company,  the  industry  of which  it is a part,  or the  securities  markets  generally.  These  declines  can be substantial.  Accordingly, loss of money is a risk of investing in each of these Portfolios.

o        The risk to which the capital growth  portfolios are subject depends in part on the size of the companies in which the  particular  portfolio  invests.  Securities  of smaller  companies  tend to be subject to more abrupt and erratic price movements than securities of larger companies,  in part because they may have limited product lines, markets, or financial  resources.  Market  capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the AST State Street Research Small-Cap Growth Portfolio
     can be expected to be subject to the  highest  degree of risk  relative to the other  capital  growth  funds.  The AST
     Neuberger  Berman  Mid-Cap Value  Portfolio  can be expected to be subject to somewhat less risk,  and the AST Goldman
     Sachs  Concentrated  Growth  Portfolio,  the AST Hotchkis & Wiley Large-Cap Value Portfolio to somewhat less risk than the mid-cap  funds.  The AST Alger  All-Cap  Growth  Portfolio may invest in equity  securities  of companies  without regard to capitalization, and may include large and small companies at the same time.

o        The AST State Street  Research  Small-Cap  Growth  Portfolio,  the AST Alger All-Cap Growth  Portfolio and the AST
     Goldman Sachs  Concentrated  Growth  Portfolio  take a growth  approach to investing,  while the AST Neuberger  Berman
     Mid-Cap Value  Portfolio the AST Hotchkis & Wiley Large-Cap  Value  Portfolio  generally take a value approach.  Value stocks are believed to be selling at prices lower than what they are actually worth,  while growth stocks are those of companies  that are expected to grow at  above-average  rates. A portfolio  investing  primarily in growth stocks will tend to be  subject  to more risk than a value  fund,  although  this will not  always be the case.  Value  stocks are subject to the risks that the market may not recognize  the stock's  actual value or that the market  actually  valued the stock appropriately.

o        The AST  Goldman  Sachs  Concentrated  Growth  Portfolio  is a  non-diversified  fund in that it may  hold  larger positions in a smaller number of securities.  As a result, a single security's  increase or decrease in value may have a greater impact on the Portfolio's share price and total return.

Fixed Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests in high-quality foreign and U.S.
                              capital growth                 dollar-denominated bonds.

Principal Investment Strategies:
-------------------------------

The AST T. Rowe Price Global Bond  Portfolio  will invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income  securities.  The Portfolio will invest in all types of bonds  including  those issued or guaranteed by the U.S. or foreign  governments or their agencies and by foreign  authorities,  provinces and municipalities as well as investment  grade corporate bonds,  mortgage and asset-backed  securities and high-yield bonds of U.S. and foreign issuers.
The Portfolio seeks to moderate price fluctuation by actively managing its maturity  structure and currency  exposure.  The
Sub-advisor  bases its investment  decisions on fundamental  market  factors,  currency  trends,  and credit  quality.  The
Portfolio  generally  invests in countries  where the  combination  of  fixed-income  returns and currency  exchange  rates appears  attractive,  or, if the currency trend is unfavorable,  where the Sub-advisor  believes that the currency risk can be minimized through hedging.

Although  the  Portfolio  expects to maintain an  intermediate-to-long  weighted  average  maturity,  there are no maturity restrictions  on the overall  portfolio or on  individual  securities.  The  Portfolio  may and  frequently  does engage in foreign currency  transactions such as forward foreign currency exchange  contracts,  hedging its foreign currency exposure back to the dollar or  against  other  foreign  currencies  ("cross-hedging").  The  Sub-advisor  also  attempts  to reduce currency  risks  through  diversification  among  foreign  securities  and active  management  of  maturities  and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below  investment-grade,  high-risk  bonds ("junk bonds") and emerging market bonds.  Some emerging market bonds,  such as Brady Bonds,  may be denominated in U.S.  dollars.
In addition,  the Portfolio may invest up to 30% of its assets in  mortgage-related  (including  mortgage  dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Principal Risks:
---------------

o........The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity  characteristics  of its portfolio  securities.  Lower-quality  fixed income  securities  are subject to greater risk that the company may fail to make interest and principal  payments on the securities  when due. Fixed income  securities  with longer  maturities  (or durations) are generally  subject to greater risk than securities  with shorter  maturities,  in that their values will  fluctuate  more in response to changes in market interest rates.  Accordingly, loss of money is a risk of investing in each of these funds.

o        While the AST T. Rowe Price Global Bond Portfolio invests primarily in high-quality fixed income  securities,  its substantial  investments  in foreign fixed income  securities and  relatively  long average  maturity will tend to increase its level of risk. Like foreign equity  investments,  foreign fixed income investments involve risks such as  fluctuations  in currency  exchange  rates,  unstable  political and economic  structures,  lack of liquidity, reduced  availability of information,  and lack of uniform  financial  reporting and regulatory  practices such as those that apply to U.S.  issuers.  The AST T. Rowe  Price  Global  Bond  Portfolio  can invest to some  degree in securities of issuers in developing  countries and in lower-quality fixed income securities,  and the risks of the
         Portfolio may be accentuated by these holdings.  The  mortgage-related  and asset-backed  securities could subject the Portfolio to increased  volatility in the event of interest rate  changes,  which could cause  prepayments  to increase, and the value of the securities to decrease.

Past Performance

             The bar charts show the  performance  of each  Portfolio for each full calendar year the Portfolio has been in operation.  The  tables  below  each bar chart  show each such  Portfolio's  best and worst  quarters  during  the  periods included in the bar chart, as well as average annual total returns for each Portfolio  since  inception.  This  information may help  provide an  indication  of each  Portfolio's  risks by showing  changes in  performance  from year to year and by comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The  performance  figures do not reflect any charges  associated with the variable  insurance  contracts  through which Portfolio shares are purchased;  and would be lower  if they  did.  All  figures  assume  reinvestment  of  dividends.  Past  performance  does not  necessarily indicate how a Portfolio will perform in the future.

[graph]

                  ------------------------------------- --------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------
                  ------------------------------------- --------------------------------------
                  Up 59.16%, 4th quarter 1999           Down 21.19%, 3rd quarter 2001
                  ------------------------------------- --------------------------------------

                  ----------------------- ------------------- --------------------------------
                  Average annual total    Portfolio           Index:
                  returns                                     Morgan Stanley Capital
                  For periods ended                           International (MSCI) EAFE Index
                  12/31/03
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  1 year                              39.95%                           38.59%
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  5 years                              1.86%                           -0.05%
                  ----------------------- ------------------- --------------------------------
                  ----------------------- ------------------- --------------------------------
                  Since inception                      6.09%                            2.86%
                  (1/2/97)
                  ----------------------- ------------------- --------------------------------
                  * Prior to November 11, 2002, the AST William Blair  International  Growth Portfolio was known as the AST
                  Janus Overseas Growth Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

[graph]

                 ------------------------------------- -----------------------------------
                 Best Quarter                          Worst Quarter
                 ------------------------------------- -----------------------------------
                 ------------------------------------- -----------------------------------
                 Up 79.79%, 4th quarter 1999           Down 31.21%, 4th quarter 2000
                 ------------------------------------- -----------------------------------

                 ---------------------- --------------------- ---------------------------- -----------------------------
                 Average annual total   Portfolio             Index:                       Index:
                 returns                                      Standard & Poors 500 Index   Russell 2000 Growth Index**
                 For periods ended
                 12/31/03
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 1 year                               45.24%                       28.67%                        48.54%
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 5 years                               2.25%                       -0.57%                         0.86%
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 Since Inception                       7.79%                       11.06%                         5.43%
                 (1/4/94)
                 ---------------------- --------------------- ---------------------------- -----------------------------
                 *Between  September 14, 12001 and April 30, 2004, the Portfolio was known as the AST PBHG Small-Cap Growth
                 Portfolio and Pilgrim  Baxter & Associates,  Ltd served as its  Sub-advisor.  Between  January 1, 1999 and
                 September  14, 2001,  the  Portfolio  was known as the AST Janus  Small-Cap  Growth  Portfolio,  and Janus
                 Capital  Management  LLC served as its  Sub-advisor.  Prior to January 1, 1999, the Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as its Sub-advisor.
                 **The  Russell  2000  Growth  Index  has been  added as a  secondary  benchmark  index to  reflect  a more narrow-based index.

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 15.95%, 4th quarter 1998           Down 14.89%, 3rd quarter 2002
                  ------------------------------------- -----------------------------------

                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  Average annual total         Portfolio          Index:                Index:             Index:
                  returns for periods ended                       Standard & Poors      Standard & Poors   Russell Mid-Cap
                  12/31/03                                        500 Index             MidCap 400 Index+  Value Index**
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  1 year                                  36.32%                28.67%             35.62%              38.07%
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  5 years                                  9.76%                -0.57%              9.21%               8.73%
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  10 years                                 9.92%                11.06%             13.93%              13.04%
                  ---------------------------- ------------------ --------------------- ------------------ -------------------
                  *Prior to May 1, 1998, the Portfolio was known as the Federated Utility Income  Portfolio,  and Federated
                  Investment Counseling served as its Sub-advisor.
                  + The  benchmark for the Portfolio was changed in 2003 to the Standard & Poors MidCap 400 Index to comply with research standards of Prudential's Strategic Investment Research Group.
                  **The  Russell  Mid-Cap  Growth  Index has been added as a  secondary  benchmark  index to reflect a more narrow-based index.

[graph]

                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 16.58%, 2nd quarter 2003           Down 20.83%, 4th quarter 2000
                  ------------------------------------- -----------------------------------

                  ---------------------- --------------------- ------------------------ -------------------------
                  Average annual total   Portfolio             Index:                   Index:
                  returns                                      Standard & Poors 500     Russell 3000 Growth
                  For periods ended                            Index                    Index**
                  12/31/03
                  ---------------------- --------------------- ------------------------ -------------------------
                  ---------------------- --------------------- ------------------------ -------------------------
                  1 year                               35.52%                   28.67%                    30.97%
                  ---------------------- --------------------- ------------------------ -------------------------
                  ---------------------- --------------------- ------------------------ -------------------------
                  Since Inception                     -16.08%                   -5.34%                   -12.44%
                  (1/3/00)
                  ---------------------- --------------------- ------------------------ -------------------------
                  *Due to the events of September  11, 2001,  Massachusetts  Financial  Services  Company  ("MFS") acted as interim  co-sub-advisor  in  conjunction  with Fred Alger  Management,  Inc.  ("Alger") for the AST Alger
                  All-Cap Growth Portfolio (the "Alger Fund") from September 17, 2001 through  December 9, 2001.  Effective
                  December 10, 2001, Alger resumed the role as the sole sub-advisor for the Alger Fund.

[graph]

                 --------------------------------------- ------------------------------------
                 Best Quarter                            Worst Quarter
                 --------------------------------------- ------------------------------------
                 --------------------------------------- ------------------------------------
                 Up 33.97%, 4th quarter 1999             Down 26.71%, 1st quarter 2001
                 --------------------------------------- ------------------------------------

                 ------------------------ -------------------- ----------------------------- -----------------------------
                 Average annual total     Portfolio            Index:                        Index:
                 returns                                       Standard & Poors 500 Index    Russell 1000 Growth Index**
                 For periods ended
                 12/31/03
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 1 year                                25.25%                        28.67%                        29.75%
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 5 years                               -8.47%                        -0.57%                        -5.11%
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 ------------------------ -------------------- ----------------------------- -----------------------------
                 10 years                               8.93%                        11.06%                         9.21%
                 ------------------------ -------------------- ----------------------------- -----------------------------
                * Prior to November 11, 2002,  the  Portfolio  was known as the AST JanCap  Growth  Portfolio,  and Janus
                Capital Management LLC served as its Sub-advisor.
                **The  Russell  1000  Growth  Index  has been  added as a  secondary  benchmark  index  to  reflect  a more narrow-based index.
                  **The  Russell  3000  Growth  Index  has been  added as a  secondary  benchmark  index to  reflect a more narrow-based index.

[graph]

                 ------------------------------------------------ ----------------------------------
                 Best Quarter                                     Worst Quarter
                 ------------------------------------------------ ----------------------------------
                 ------------------------------------------------ ----------------------------------
                 Up 13.27%, 2nd quarter 2003                      Down 16.19%, 3rd quarter 2002
                 ------------------------------------------------ ----------------------------------

                 ----------------------------------- -------------------- ---------------------- -------------------------
                 Average annual total returns        Portfolio            Index:                 Index:
                 For periods ended 12/31/03                               Standard & Poors 500   Russell 1000 Value
                                                                          Index                  Index**
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 1 year                                           19.94%                 28.67%                    30.03%
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 5 years                                           1.15%                 -0.57%                     3.56%
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 ----------------------------------- -------------------- ---------------------- -------------------------
                 Since Inception                                   8.20%                 11.06%                    11.88%
                 (1/4/94)
                 ----------------------------------- -------------------- ---------------------- -------------------------
                  *Prior to May 1, 2004, the Portfolio was known as the AST INVESCO Capital Income Portfolio, and INVESCO
                  Funds Group, Inc. served as its Sub-advisor.
                  **The Russell 1000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

                  ------------------------------------- --------------------------------------------
                  Best Quarter                          Worst Quarter
                  ------------------------------------- --------------------------------------------
                  ------------------------------------- --------------------------------------------
                  Up 7.85%, 2nd quarter 2002            Down 5.56%, 1st quarter 1999
                  ------------------------------------- --------------------------------------------

                  ----------------------------------------- -------------- -------------------------
                  Average annual total returns              Portfolio      Index:
                  For periods ended 12/31/03                               Lehman Brothers Global
                                                                           Aggregate Index
                  ----------------------------------------- -------------- -------------------------
                  ----------------------------------------- -------------- -------------------------
                  1 year                                           12.86%                    12.51%
                  ----------------------------------------- -------------- -------------------------
                  ----------------------------------------- -------------- -------------------------
                  5 years                                           3.99%                     5.43%
                  ----------------------------------------- -------------- -------------------------
                  ----------------------------------------- -------------- -------------------------
                  Since Inception                                   4.54%                     7.24%
                  (5/3/94)
                  ----------------------------------------- -------------- -------------------------
                  *Prior to May 1, 1996,  the  Portfolio was known as the AST Scudder  International  Bond  Portfolio,  and
                  Scudder, Stevens & Clark, Inc. served as its Sub-advisor.
FEES AND EXPENSES OF THE PORTFOLIOS:

The table below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the  Portfolios.  Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2003.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolios may be purchased  through variable  insurance  products,  the prospectus of the relevant product should be carefully  reviewed for  information on the charges and expenses of those  products.  This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                                                            Distribution                         Total Annual
                                                                             and Service          Other       Portfolio Operating
Portfolio:                                            Management Fees      (12b-1) Fees(1)    Expenses (2)         Expenses
--------------------------------------------------- -------------------- -------------------- --------------- --------------------
AST William Blair International Growth(3)                   1.00                0.11              0.23               1.34
AST State Street Research Small-Cap Growth                  0.90                0.07              0.23               1.20
AST Neuberger Berman Mid-Cap Value                          0.90                0.08              0.17               1.15
AST Alger All-Cap Growth                                    0.95                0.25              0.20               1.40
AST Goldman Sachs Concentrated Growth(3)                    0.90                0.06              0.17               1.13
AST Hotchkis & Wiley Large-Cap Value(3)                     0.75                0.04              0.19               0.98
AST T. Rowe Price Global Bond                               0.80                0.00              0.26               1.06

(1) As discussed below under  "Management of the Trust - Fees and Expenses",  the Trustees adopted a Distribution Plan (the
"Distribution  Plan")  under Rule 12b-1 to permit an  affiliate  of the Trust's  Investment  Managers to receive  brokerage commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote  the sale of shares of the  Portfolio.  The chart  above  shows the amount of  commissions  paid during 2003 to the affiliate of the  Investment  Managers to promote  distribution,  shown as a  percentage  of  Portfolio  average  daily net assets.  The  Distribution  Plan does not limit the  amount of  commissions  that may be  directed  under the Plan,  so the amount  directed  in future  years  may be  greater  than or less than the  percentage  shown in the chart  above.  Overall brokerage  commission  rates and amounts  paid by the various  Portfolios  are not  expected to increase as a result of the
Distribution Plan.

(2) As noted above,  shares of the Portfolios  generally are purchased through variable insurance  products.  The Trust has entered into  arrangements  with the issuers of the variable  insurance  products  offering the Portfolios  under which the
Trust  compensates  the issuers for providing  ongoing  services to Portfolio  shareholders  in lieu of the Trust providing such services  directly to shareholders.  Amounts paid under these  arrangements are included under "Other  Expenses".  See this Prospectus under "Management of the Trust - - Distribution Plans" for more information.

(3) The Portfolios'  total actual annual operating  expenses for the year ended December 31, 2003 were less than the amount shown in the  table due to fee  waivers,  reimbursement  of  expenses  and  expense  offset  arrangements.  These  waivers, reimbursements,  and offset arrangements are voluntary and may be terminated by American Skandia Investment Services,  Inc.
and Prudential  Investments LLC at any time.  After  accounting for the waivers,  reimbursements  and offset  arrangements, the Portfolio's actual annual operating expenses were as follows:  AST William Blair  International  Growth:  1.24% and AST
Goldman Sachs  Concentrated  Growth:  1.06%.  Effective May 1, 2004, the  Investment  Managers have  voluntarily  agreed to waive a portion of their fee equal to .05% of the  average  daily net assets of the AST  Hotchkis & Wiley  Large-Cap  Value
Portfolio.  If such waiver had been in place at year-end,  the  Portfolio's  actual annual  operating  expenses  would have been 0.93%.

EXPENSE EXAMPLES:

         These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated.  The Examples also assume that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that no expense waivers and reimbursements are in effect.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST William Blair International Growth              $136              $425              $734             $1,613
AST State Street Research Small-Cap Growth           122               381               660              1,455
AST Neuberger Berman Mid-Cap Value                   117               365               633              1,398
AST Alger All-Cap Growth                             143               433               766              1,680
AST Goldman Sachs Concentrated Growth                115               359               622              1,375
AST Hotchkis & Wiley Large-Cap Value                 100               312               542              1,201
AST T. Rowe Price Global Bond                        108               337               585              1,294

INVESTMENT OBJECTIVES AND POLICIES:

..........The investment  objective,  policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios,  generally each Portfolio has a different  investment  objective and investment focus. As a result, the risks,  opportunities and returns of investing in each Portfolio will differ.  The investment  objectives and policies of the Portfolios  generally are not fundamental  policies and may be changed by the Trustees without  shareholder approval.

..........There can be no assurance  that the  investment  objective of any Portfolio  will be achieved.  Risks  relating to certain types of securities  and  instruments in which the  Portfolios  may invest are described in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........If approved by the Trustees,  the Trust may add more Portfolios and may cease to offer any existing  Portfolios in the future.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to countries  other than the United  States.  The 80%
investment requirement applies at the time the Portfolio invests its assets.

      The Portfolio  pursues its objective  primarily  through  investments in equity securities of issuers located outside the United States.  Equity securities  include common stocks,  preferred stocks,  warrants and securities  convertible into or  exchangeable  for common or preferred  stocks.  The Portfolio  has the  flexibility  to invest on a worldwide  basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         Under normal circumstances,  the Portfolio primarily invests in securities of issuers from at least five different countries,  excluding  the United  States.  Although the  Portfolio  intends to invest  substantially  all of its assets in issuers  located  outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Portfolio  invests  primarily in companies  selected for their growth  potential.  The  Sub-advisor  generally takes a "bottom  up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify  individual  companies  with  earnings  growth  potential  that may not be  recognized  by the  market  at  large, regardless of where the companies are organized or where they primarily  conduct  business.  Although  themes may emerge in the Portfolio,  securities are generally  selected without regard to any defined  allocation  among  countries,  geographic regions  or  industry  sectors,  or other  similar  selection  procedure.  Current  income is not a  significant  factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

         As with any fund investing  primarily in equity securities,  the fundamental risk associated with the Portfolio is the risk that the value of the equity  securities  it holds might  decrease.  Stock values may fluctuate in response to the activities of an individual  company or in response to general market and/or  economic  conditions.  As a fund that invests primarily  in the  securities  of foreign  issuers,  the risk  associated  with the  Portfolio  may be greater  than a fund investing  primarily  in domestic  securities.  For a further  discussion  of the risks  involved in  investing  in foreign securities,  see this  Prospectus  under  "Certain  Risk Factors and  Investment  Methods." In addition,  the Portfolio may invest to some degree in smaller or newer issuers,  which are more likely to realize  substantial  growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments  not  foreseen  at the time the  investment  was  made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may  also  sell one  security  and simultaneously  purchase the same or a comparable security to take advantage of short-term  differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations"  from time to time. A special  situation arises when, in the opinion of the  Sub-advisor,  the securities of a particular  issuer will be recognized and increase in value due to a specific  development with respect to that issuer.  Developments  creating a special situation might include a new product or process,  a technological  breakthrough,  a management change or other  extraordinary  corporate event, or differences  in market supply of and demand for the  security.  Investment  in special  situations  may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser  degree in debt  securities,  including  bonds rated below  investment  grade
("junk" bonds),  mortgage and asset-backed  securities and zero coupon,  pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

         The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following types of securities and engage in the following investment techniques:

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio intends to use most derivative  instruments  primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  foreign  currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments  for  non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including  forward currency  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The  Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt  securities  whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity  prices or other  financial  indicators.  Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more  information  on the types of  securities  and  instruments  in which the  Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are not favorable for profitable investing or when the  Sub-advisor  is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the
Portfolio  does not always stay fully  invested in stocks and bonds.  The  Portfolio's  cash and  similar  investments  may include high-grade commercial paper,  certificates of deposit,  repurchase agreements and money market funds managed by the
Sub-advisor.  While the  Portfolio is in a defensive  position,  the  opportunity  to achieve its  investment  objective of long-term growth of capital will be limited.

AST STATE STREET RESEARCH SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST PBHG Small-Cap Growth Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its  assets  in small  capitalization  companies.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.

         The  Portfolio  normally  pursues  its  objective  by  investing  primarily  in the common  stocks of  small-sized companies.  For purposes of the  Portfolio,  small-sized  companies  are generally  those that have market  capitalizations similar to the market  capitalizations  of the companies in the Russell  2000(R)Growth Index at the time of the  Portfolio's investment.  The  Sub-advisor  expects to focus  primarily  on those  securities  whose  market  capitalizations  or annual revenues are less than $1 billion at the time of  purchase.  The size of the  companies  in the Russell  2000(R)Growth Index and those on which the Sub-advisor intends to focus the Portfolio's investments will change with market conditions.

         The  Sub-Advisor  believes that discipline and consistency  are important to long-term  investment  success.  This belief is reflected in its investment  process.  For this Portfolio,  the Sub-Advisor  uses a fundamental and  quantitative investment  process that is extremely focused on business  momentum,  as demonstrated by such things as earnings or revenue and  sales  growth.  Using its own  fundamental  research  and  bottom-up  approach  to  investing,  the  Sub-Advisor  also identifies  those  companies  which are  currently  out of favor in the  market  place but have the  potential  to  achieve significant  appreciation  as the  market  place  recognizes  their  fundamental  value and  their  growth  potential.  The
Sub-Advisor begins its investment  process by creating a universe for companies that possess the growth  characteristics it seeks.  The universe is continually  updated.  The  Sub-Advisor  then ranks each company in its universe using  proprietary software and research models that incorporate  attributes for successful  growth like positive earnings  surprises,  upward earnings estimate  revisions and accelerating  sales and earnings growth.  The Sub-Advisor will also review its universe to identify  companies  which  possess  growth  attributes  but whose growth  potential  and  fundamental  value have not been recognized by the market and whose stock may be considered  underpriced  using certain  financial  measurements such as its earning power vs. current stock price, its dividend income potential,  its  price-to-earnings  ratio vs. similar companies, its  competitive  advantages  like  brand or  market  niche,  its  management  team and its  current  and  future  business prospects.  Finally,  using its own fundamental research and a bottom-up approach to investing,  the Sub-Advisor  evaluates each company's  business  momentum to determine whether the company can sustain its current growth trend, or if the company is currently  out of market favor,  whether it has the potential to achieve  significant  appreciation  as the  marketplace recognizes its growth potential and fundamental value.

         The  Sub-Advisor's  decision  to sell a  security  depends  on many  factors.  Generally  speaking,  however,  the
Sub-Advisor  considers  selling  a  security  when  anticipated  future  appreciation  is no longer  probable,  alternative investments  offer  superior  appreciation  prospects,  the  risk of a  decline  in its  market  price  is too  great  or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the Portfolio invests  primarily in common stocks,  the primary risk of investing in the Portfolio is that the value of the stocks it holds might  decrease and you could lose money.  The prices of the  securities in the Portfolios will  fluctuate.  These price  movements  may occur  because of changes in the  financial  markets as a whole,  a company's individual  situation  or industry  changes.  These risks are greater for  companies  with smaller  market  capitalizations because they tend to have more limited  product  lines,  markets and financial  resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks,  including  preferred stocks, warrants, and convertible securities.

In  addition,  the  Portfolio  may invest in the  following  types of  securities  and engage in the  following  investment techniques:

         Foreign Securities.  The Portfolio may invest up to 15% of its total assets in foreign  securities.  The Portfolio may invest directly in foreign securities  denominated in foreign currencies,  or may invest through depositary receipts or passive  foreign  investment  companies.  Generally,  the same criteria are used to select  foreign  securities as domestic securities.  American  Depository  Receipts  and  foreign  issuers  traded in the United  States are not  considered  to be
Foreign Securities for purposes of this investment limitation.

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices  and  foreign  currencies  and  options on such  contracts,  and may  invest in  options on  securities,
financial  indices  and  foreign  currencies,   forward  contracts  and  interest  rate  swaps  and  swap-related  products
(collectively  "derivative  instruments").  The  Portfolio  may use  derivative  instruments  to  hedge  the  value  of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions  are not favorable for profitable investing or when the  Sub-advisor  is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments  may increase.  In other words,  the
Portfolio  does not always stay fully  invested in stocks and other equity  securities.  The  Portfolio's  cash and similar investments  may include  high-grade  commercial  paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor or others.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective of capital growth will be limited.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

      The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         Generally,  companies with equity market  capitalizations  that fall within the range of the Russell Midcap(R)Index at the time of investment are  considered  mid-cap  companies for purposes of the  Portfolio.  As of December 31, 2003, the average  market  capitalization  of the  companies  in the Russell  MidCap(R)Index was $4.2  billion and the median  market capitalization was $3.3 billion.  Some of the Portfolio's  assets may be invested in the securities of large-cap  companies as well as in  small-cap  companies.  The  Portfolio  seeks  to  reduce  risk by  diversifying  among  many  companies  and industries.

          Under the Portfolio's  value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are  undervalued and that may rise in price before other  investors  realize their worth.  The Sub-advisor may identify value stocks in several ways,  including based on earnings,  book value or other financial measures.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals,  including a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The  Sub-advisor  may also look for other  characteristics  in a company,  such as a strong  position  relative to competitors,  a high level of stock  ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally  considers  selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many funds investing  primarily in large-cap  companies,  but less than that of many funds investing  primarily  in  small-cap  companies.  Mid-cap  stocks may  fluctuate  more  widely in price than the market as a whole,  may  underperform  other  types of stocks  when the  market or the  economy is not  robust,  or fall in price or be difficult to sell during market  downturns.  While value  investing  historically  has involved less risk than investing in growth  companies,  the stocks  purchased by the Portfolio  will remain  undervalued  during a short or extended  period of time.  This may happen because value stocks as a category lose favor with investors  compared to growth stocks,  or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Portfolio's primary investment,  it may invest in preferred stocks and convertible  securities,  as  well  as the  types  of  securities  described  below.  Additional  information  about  these investments  and the special risk factors that apply to them is included in this  Prospectus  under  "Certain  Risk Factors and Investment Methods."

         Fixed Income  Securities.  The  Portfolio  may also invest in fixed income or debt  securities.  The Portfolio may invest  up to 15% of its total  assets,  measured  at the time of  investment,  in debt  securities  that are  rated  below investment  grade or comparable  unrated  securities.  There is no minimum  rating on the fixed income  securities in which the Portfolio may invest.

         Foreign Securities.  The Portfolio may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated  in foreign  currencies.  There is no  limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.
dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions,  including  forward foreign  currency contracts and options on foreign  currencies,  to manage currency risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of securities  price changes  (hedge) or generate income by writing  (selling) covered call options against  securities held in its portfolio,  and may purchase call options in related  closing  transactions.  The value of  securities  against  which options will be written will not exceed 10% of the Portfolio's net assets.

         Real Estate Investment  Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled investment  vehicles which  invest  primarily  in real estate or real estate  loans.  Additional  information  about these  investments  and the special risk  factors that apply to them is included in this  Prospectus  and the Trust's SAI under  "Certain  Risk Factors and Investment Methods."

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other  conditions,  it may temporarily depart from its objective of capital growth and invest  substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

..........The Portfolio invests primarily in equity securities,  such as common or preferred stocks, that are listed on U.S.
exchanges  or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities  of  companies of all sizes,  and may  emphasize  either  larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular companies and market conditions.

..........The Portfolio  invests  primarily in growth stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth Companies.  These are vital,  creative companies that offer goods or services to a rapidly expanding  marketplace.  They include both  established and emerging  firms,  offering new or improved  products,  or firms simply fulfilling an increased demand for an existing product line.

..........Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change  that is expected to produce advantageous results.  These changes may be as varied as new management,  products or technologies,  restructurings or reorganizations, or mergers and acquisitions.

..........As with any fund investing  primarily in equity securities,  the value of the securities held by the Portfolio may decline.  These  declines can be  substantial.  In addition,  the growth  stocks in which the Portfolio  primarily  invests tend to  fluctuate  in price more than other  types of stocks.  Prices of growth  stocks  tend to be higher in  relation to their companies'  earnings,  and may be more sensitive to market,  political and economic  developments  than other stocks.
The  Portfolio's  level of risk will vary  based upon the size of the  companies  it  invests  in at a given  time.  To the extent that the Portfolio  emphasizes  small-cap stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

..........In addition to investing in common and preferred stocks,  the Portfolio may invest in securities  convertible into or  exchangeable  for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its total assets in foreign  securities.  (American  Depositary  Receipts  or other U.S.  dollar  denominated  securities  of foreign issuers are not subject to the 20% limitation.)

..........The Portfolio  may purchase put and call options and write (sell) put and covered call options on  securities  and securities  indices  to  increase  gain or to  hedge  against  the  risk  of  unfavorable  price  movements.  However,  the
Sub-advisor  does not  currently  intend to rely on these  option  strategies  extensively,  if at all. The  Portfolio  may purchase and sell stock index  futures  contracts  and options on stock index  futures  contracts.  The  Portfolio may sell securities "short against the box."

..........An  additional  discussion  of these types of  investments  and their risks is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........Temporary  Investments.  The Portfolio may invest up to 100% of its assets in cash,  commercial paper,  high-grade bonds or cash  equivalents  for  temporary  defensive  reasons if the  Sub-advisor  believes  that adverse  market or other conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable  risk of loss.  However, while the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

..........The Portfolio will pursue its objective by investing  primarily in equity  securities.  Equity securities  include common stocks,  preferred  securities,  warrants and securities  convertible  into or exchangeable  for common or preferred stocks.  Investments  will be in companies that the  Sub-advisor  believes have potential to achieve  capital  appreciation over the long-term.  The Portfolio seeks to achieve its investment objective by investing,  under normal circumstances,  in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

..........Because the Portfolio invests a substantial portion (or all) of its assets in equity securities,  the Portfolio is subject to the risks  associated  with  investments in equity  securities,  and the  Portfolio's  share price therefore may fluctuate  substantially.  This is true  despite  the  Portfolio's  focus  on the  securities  of  larger  more-established companies.  The Portfolio's  share price will be affected by changes in the stock markets  generally,  and factors specific to a company or an  industry  will  affect  the prices of  particular  stocks  held by the  Portfolio  (for  example,  poor earnings,  loss of major customers,  major litigation against an issuer, or changes in government  regulations affecting an industry).  Because of the types of  securities  it invests in, the  Portfolio is designed for those who are  investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment  rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs, securities having reached a desired price or yield,  anticipated  changes in  interest  rates or the credit  standing  of an issuer,  or by reason of  economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations"  from time to time. A "special  situation"
arises when, in the opinion of the  Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific  development,  such as a technological  breakthrough,  management  change or new product at that company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the  event  that the  anticipated development does not occur or does not attract the expected attention.

         Non-diversified  Status.  The  Portfolio is  "non-diversified"  under the  Investment  Company Act of 1940 and may invest a large percentage of its assets in few issuers than  "diversified"  mutual funds.  Therefore,  the Portfolio may be more  susceptible to adverse  developments  affecting any single issuer held in its portfolio,  and may be more susceptible to greater losses because of these developments.

Other Investments:

         Although the  Sub-advisor  expects to invest  primarily in equity  securities,  the Portfolio may also invest to a lesser degree in debt  securities  when the Portfolio  perceives an opportunity  for capital  growth from such  securities.
The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the following  types of securities and engage in the following investment techniques:

         Foreign Securities.  The Portfolio may also purchase  securities of foreign issuers,  including foreign equity and debt  securities and depositary  receipts.  Foreign  securities are selected  primarily on a  stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  No more than 25% of the Portfolio's  assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related  products  (collectively
"derivative  instruments").  The Portfolio intends to use most derivative  instruments  primarily to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  foreign  currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments  for  non-hedging  purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging  techniques,  including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Portfolio's  cash position  without  limitation when the
Sub-advisor is of the opinion that  appropriate  investment  opportunities  for capital  growth with desirable  risk/reward characteristics  are  unavailable.  Cash and  similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will include high-grade  commercial paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio  (formerly,  the AST INVESCO Capital Income Portfolio) is to seek current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  objective by investing  at least 80% of its net assets plus  borrowings  for investment  purposes in common stocks of large cap U.S.  companies.  The  Sub-advisor  considers  large cap companies to be those with market  capitalizations  like those found in the Russell 1000 Index.  Market  capitalization  range of the Index changes  constantly,  but as of June 30, 2003, the range was from $1.2 billion to $287 billion.  Market  capitalization  is measured  at the time of initial  purchase.  Some of these  securities  may be acquired in IPOs.  Normally,  the  Portfolio invests at least 80% of its net assets in stocks  that have a high cash  dividend or payout  yield  relative to the market.
Payout yield is defined as dividend yield plus net share repurchases.

         In addition to these  principal  investments,  the  Portfolio  can invest up to 20% of its total assets in foreign securities.  It also may invest in stocks that don't pay dividends,  but have growth  potential  unrecognized by the market or changes in business or management that indicate growth potential.

Temporary Investments:

         In periods of uncertain market and economic  conditions,  the Portfolio may assume a defensive position with up to
100% of its assets  temporarily  held in cash. While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective may be limited.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances,  at least 80% of the value of its assets in fixed income  securities.  The 80% investment  requirement  applies at the time the Portfolio  invests its assets.  To  achieve  its  objectives,  the  Portfolio  intends  to invest  primarily  in all types of high  quality  bonds including  those issued or  guaranteed by the U.S. or foreign  governments  or their  agencies and by foreign  authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage-related  and asset-backed  securities of U.S. and foreign issuers.

      The Portfolio may also invest in  convertible  securities and corporate  commercial  paper;  inflation-indexed  bonds issued by both governments and  corporations;  structured  notes,  including hybrid or "indexed"  securities,  event-linked bonds and loan  participations;  delayed  portfolio loans and revolving credit  securities;  bank  certificates of deposit, fixed time deposits and bankers'  acceptances;  repurchase  agreements and reverse repurchase  agreements;  debt securities issued by federal,  state or local  governments  and their agencies and  government-sponsored  enterprises;  obligations of
foreign  governments  or  their  subdivisions,   agencies  and   government-sponsored   enterprises;   and  obligations  of
international agencies or supranational entities.

      The  Portfolio  seeks to moderate  price  fluctuation  by actively  managing  its  maturity  structure  and  currency exposure.  The Sub-advisor  bases its investment  decisions on fundamental  market  factors,  currency  trends,  and credit quality.  The  Portfolio  generally  invests in  countries  where the  combination  of  fixed-income  returns and  currency exchange  rates appears  attractive,  or, if the currency trend is  unfavorable,  where the  Sub-advisor  believes that the currency  risk  can  be  minimized  through  hedging.  These  bonds  must,  at the  time  of  purchase,  have  received  an investment-grade  rating from at least one rating  agency (or if unrated,  must have a Sub-advisor  equivalent  rating) but could be rated below investment-grade by other agencies.  Such bonds are called "split-rated").

         Although  the  Portfolio  expects to maintain an  intermediate-to-long  weighted  average  maturity,  there are no maturity  restrictions on the overall portfolio or on individual  securities.  The Portfolio may and frequently does engage in foreign  currency  transactions  such as forward  foreign  currency  exchange  contracts,  hedging its foreign  currency exposure  back to the dollar or against  other  foreign  currencies  ("cross-hedging").  The  Sub-advisor  also attempts to reduce currency risks through  diversification  among foreign securities and active management of currency  exposures.  The
Sub-advisor  may use foreign  forward  currency  contracts  ("forwards")  to hedge the risk to the  Portfolio  when foreign currency exchange rate movements are expected to be unfavorable to U.S.  investors.  The Sub-adviser may use forwards in an effort to benefit from a currency  believed to be appreciating in value versus other  currencies.  The Sub-advisor may also invest in  currencies  or forwards in cases where the  Portfolio  does not hold bonds  denominated  in that  currency,  for example,  in situations where the Sub-advisor  wants currency  exposure to a particular  market but believes that the bonds are  unattractive.  Under certain  circumstances,  the  Sub-advisor  may commit a  substantial  portion of the Portfolio to currencies and forwards If the  Sub-advisor's  forecast of currency  movements proves wrong,  this investment  activity may cause a loss.  Also, for emerging  markets,  it is often not possible to hedge the currency risk  associated  with emerging market bonds because their currency markets are not sufficiently developed.

         The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade,  high-risk bonds
("junk  bonds") and emerging  market bonds.  Some emerging  market bonds,  such as Brady Bonds,  may be denominated in U.S.
dollars.  In addition,  the Portfolio  may invest up to 30% of its assets in  mortgage-related  (including  mortgage-dollar rolls and derivatives,  such as  collateralized  mortgage  obligations and stripped  mortgage  securities) and asset-backed securities.

         Like any fixed income fund, the value of the Portfolio  will  fluctuate in response to changes in market  interest rates and the credit quality of particular companies.  International fixed income investing,  however,  involves additional risks that can  increase  the  potential  for losses.  These  additional  risks  include  varying  stages of  economic  and political development of foreign countries,  differing regulatory and accounting standards in non-U.S.  markets, and higher transaction  costs.  Because a substantial  portion of the Portfolio's  investments are denominated in foreign  currencies, exchange rates are also likely to have a significant  impact on total  Portfolio  performance.  For example,  a rise in the
U.S.  dollar's  value  relative to the Japanese  yen will  decrease  the U.S.  dollar value of a Japanese  bond held in the
Portfolio,  even though the price of that bond in yen remains  unchanged.  Therefore,  because of these  currency risks and the risks of investing in foreign  securities  generally,  the  Portfolio  will involve a greater  degree of risk and share price  fluctuation than a fund investing  primarily in domestic fixed income  securities,  but ordinarily will involve less risk than a fund investing  exclusively in foreign fixed income  securities.  In addition,  the Portfolio's focus on longer maturity bonds will tend to cause greater  fluctuations in value when interest rates change.  The  Portfolio's  investments in  mortgage-backed  and  asset-backed  securities  could further result in increased  volatility,  as these securities are sensitive to interest rate  changes.  Further,  these  securities  carry  special risks in the event of declining  interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

         Types of Debt  Securities.  The  Portfolio's  investments  in debt  securities  may include  securities  issued or guaranteed by the U.S. and foreign governments,  their agencies,  instrumentalities or political  subdivisions,  securities issued or guaranteed by supranational  organizations  (e.g.,  European Investment Bank,  InterAmerican  Development Bank or
the World Bank), bank or bank holding company  securities,  foreign and domestic corporate debt securities,  and commercial paper.

         The Portfolio may invest in zero coupon  securities,  which are  securities  that are purchased at a discount from their face value, but that do not make cash interest  payments.  Zero coupon securities are subject to greater  fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

         The Portfolio may invest in Brady Bonds,  which are used as a means of  restructuring  the external debt burden of certain  emerging  countries.  Even if the bonds are  collateralized,  they are often  considered  speculative  investments because of the country's  credit  history or other factors.  The Portfolio may purchase the  securities of certain  foreign investment funds or trusts called passive foreign  investment  companies.  Such trusts have been the only or primary way to invest in certain countries.  In addition to bearing their proportionate  share of the Trust's expenses,  shareholders will also indirectly bear similar expenses of such trusts.

         The Portfolio from time to time may invest in debt securities convertible into equities.

         Non-diversified  Investment Company.  The Portfolio intends to select its investments from a number of country and market  sectors,  and intends to have  investments  in  securities of issuers from a minimum of three  different  countries
(including the United States).  However,  the Portfolio is considered a  "nondiversified"  investment  company for purposes of the  Investment  Company Act of 1940. As such,  the Portfolio may invest more than 5% of its assets in the  fixed-income securities of individual  foreign  governments.  The Portfolio  generally will not invest more than 5% of its assets in any individual  corporate issuer,  except with respect to certain  short-term  investments.  As a nondiversified  fund, a price decline in any one of the Portfolio's  holdings may have a greater effect on the  Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  total return,  credit default and currency exchange  rate swap  agreements  for the  purposes  of  attempting  to obtain a desired  return at a lower cost than if the
Portfolio  had  invested  directly  in an  instrument  that  yielded  the  desired  return or for the  purpose of hedging a portfolio  position.  Swap  agreements  are  two-party  contracts  entered into  primarily by  institutional  investors for periods  ranging  from a few weeks to more than one year.  In a  standard  "swap"  transaction,  the two  parties  agree to exchange the returns (or  differentials  in rates of return) earned or realized on particular  investments or  instruments.
The returns to be  exchanged  between the parties are  calculated  with respect to a "notional  amount,"  i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign  currency,  or in a
"basket" of securities  representing a particular  index.  Commonly used swap agreements  include interest rate caps, under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest floors,  under which, in return for a premium,  one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor";  and interest rate collars,  under which a party sells a cap and  purchases a floor or vice versa in an attempt to protect  itself  against  interest  rate  movements exceeding given minimum or maximum levels.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are  determined on a "net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         There are risks in the use of swaps.  Whether the  Portfolio's  use of swap  agreements  will be  successful  will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater  returns than other  investments.  Interest rate and currency swaps could result in losses if interest rate or currency  changes are not correctly  anticipated.  Total return swaps could result in losses if the reference  index,  security or investments do not perform as  anticipated.  Credit default swaps could result in losses if the  sub-advisor  does not correctly  evaluate the  creditworthiness  of the company on which the credit  default swap is based.  Moreover,  the Portfolio may not receive the  expected  amount  under a swap  agreement  if the other  party to the  agreement  defaults  or becomes  bankrupt.  The
Portfolio  will not enter into a swap  agreement  with any single  counterparty  if the net amount  owed or to be  received under existing  contracts  with that party would exceed 5% of total assets,  or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

         The Portfolio  may buy and sell futures  contracts  (and related  options) for a number of reasons  including:  to manage  exposure to changes in interest  rates,  securities  prices and currency  exchange  rates; as an efficient means of adjusting  overall  exposure to certain  markets;  to earn  income;  to protect the value of portfolio  securities;  and to adjust the  portfolio's  duration.  The  Portfolio  may  purchase  or write call and put options on  securities,  financial indices,  and foreign  currencies.  The  Portfolio  may invest up to 10% of its total assets in hybrid  instruments,  which combine the characteristics of futures, options and securities.

         Additional  information  on the  securities in which the  Portfolio  may invest and their risks in included  below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  To protect against adverse  movements of interest rates, the Portfolio may invest without limit in short-term  obligations  denominated in U.S. and foreign  currencies such as certain bank obligations,  commercial paper,  short-term  government and corporate  obligations,  repurchase  agreements and money market mutual funds managed by the Sub-advisor.  Cash reserves also provide  flexibility in meeting  redemptions and paying expenses.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment  objective of high current income and capital growth may be limited.

PORTFOLIO TURNOVER:

         Each  Portfolio may sell its portfolio  securities,  regardless of the length of time that they have been held, if the Sub-advisor  and/or the Investment  Manager  determines that it would be in the Portfolio's  best interest to do so. It may be appropriate to buy or sell portfolio  securities due to economic,  market,  or other factors that are not within the
Sub-advisor's or Investment  Manager's  control.  Such  transactions  will increase a Portfolio's  "portfolio  turnover." A
100%  portfolio  turnover rate would occur if all of the securities in a portfolio of  investments  were replaced  during a given period.

         Although  turnover rates may vary  substantially  from year to year, the following  Portfolios had annual rates of turnover exceeding 100% as of December 31, 2003:

         AST State Street Research Small-Cap Growth Portfolio
         AST Alger All-Cap Growth Portfolio
         AST Hotchkis & Wiley Large-Cap Value Portfolio
         AST T. Rowe Price Global Bond Portfolio

         A high rate of  portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses  and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

..........The net asset  value per share  ("NAV") of each  Portfolio  is  determined  as of the time of the close of regular trading on the New York Stock  Exchange (the "NYSE")  (which is normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for  business.  NAV is determined by dividing the value of a Portfolio's  total assets,  less any  liabilities,  by the number of total  shares of that  Portfolio  outstanding.  In general,  the assets of each  Portfolio  are valued on the basis of market  quotations.  However,  in certain  circumstances  where market quotations are not readily available or are believed  to be  inaccurate,  assets are valued by methods  that are  believed  to  accurately  reflect  their fair  value.
Because NAV is  calculated  and  purchases  may be made only on business  days,  and because  securities  traded on foreign exchanges  may trade on other  days,  the value of a  Portfolio's  investments  may  change on days when  shares  cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

..........Purchases of shares of the Portfolios may be made only by separate accounts of Participating  Insurance  Companies for the purpose of investing  assets  attributable  to variable  annuity  contracts  and variable life  insurance  policies
("Contractholders"),  or by qualified plans. The separate  accounts of the Participating  Insurance  Companies place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested and the amount of surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts  and variable  life  insurance  policies.  Orders are  effected on days on which the NYSE is open for trading.  Orders  received before the  regular  trading on the NYSE  (which is  normally  4:00 P.M.  Eastern  Standard  Time) are  effected at the NAV determined  as of the NYSE  close  on that  same  day.  Orders  received  after  the NYSE  close  are  effected  at the NAV calculated  the next business day.  Payment for  redemptions  will be made within seven days after the request is received.
The  Trust  does not  assess  any  transaction  or other  surrender  fees,  either  when it  sells or when it  redeems  its securities.  However,  surrender  charges,  mortality  and  expense  risk  fees  and  other  charges  may  be  assessed  by
Participating  Insurance Companies under the variable annuity contracts or variable life insurance  policies.  Please refer to the prospectuses for the variable annuity  contracts and variable  insurance  policies for further  information on these fees.

The Portfolios offered by the Trust are not designed to provide  Contractholders  with a means of speculating on short-term market  movements.  Frequent trading by  Contractholders  may, under certain  circumstances,  disrupt the management of the
Portfolios,  negatively  affect the Portfolios'  performance and increase  transaction costs for all  Contractholders.  The
Participating  Insurance  Companies  maintain  the  individual  Contractholder  records and submit to the  Portfolios  only aggregate orders combining the transactions of many  Contractholders.  The Portfolios  themselves  generally cannot monitor trading by particular  Contractholders.  The vast majority of the assets of the  Portfolios  are held in separate  accounts
of  the  American  Skandia  Life  Assurance  Corporation  ("ASLAC"),   which  imposes  restrictions  on  transfers  by  its
Contractholders.  For more information  about the limits,  please see the prospectus for your variable  contract or contact your insurance company.

..........As of the date of this  Prospectus,  American  Skandia Life Assurance  Corporation  ("ASLAC") and Kemper Investors
Life  Insurance  Company are the only  Participating  Insurance  Companies  Certain  conflicts  of interest  may arise as a result of investment in the Trust by various insurance  companies for the benefit of their  Contractholders  and by various qualified  plans.  These  conflicts  could arise  because of  differences  in the tax  treatment of the various  investors, because of actions of the Participating  Insurance  Companies and/or the qualified plans, or other reasons.  The Trust does not currently  expect that any material  conflicts of interest  will arise.  Nevertheless,  the Trustees  intend to monitor events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any,  should be taken in  response  to such  conflicts.  Should  any  conflict  arise  that would  require a  substantial  amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment  Managers:  ASISI,  One Corporate Drive,  Shelton,  Connecticut,  has served as Investment  Manager to the Trust since 1992, and serves as co-investment  manager to a total of 60 investment company  portfolios  (including the Portfolios of the Trust).  ASISI serves as co-manager of the Trust along with  Prudential  Investments LLC ("PI") (each an "Investment
Manager" and together the  "Investment  Managers").  PI is located at Gateway Center Three,  100 Mulberry  Street,  Newark,
New Jersey,  and also serves as investment  manager to the investment  companies that comprise the Prudential mutual funds.
As co-manager,  PI also provides supervision and oversight of ASISI's investment  management  responsibilities with respect to the Trust.

..........The Trust's Investment  Management  Agreements,  on behalf of each Portfolio,  with ASISI and PI, (the "Management
Agreements"),  provide that the  Investment  Managers will furnish each  applicable  Portfolio with  investment  advice and administrative  services  subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable  Portfolio.  The Investment  Managers have engaged  Sub-advisors to conduct the investment  programs of each
Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Managers are responsible for  monitoring  the  activities of the  Sub-advisors  and reporting on such  activities  to the Trustees.  The  Investment
Managers must also provide, or obtain and supervise, the executive,  administrative,  accounting,  custody,  transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits the  Investment
Managers,  subject to approval by the Board of Trustees of the Trust, to change  sub-advisors  for a Portfolio and to enter into new  sub-advisory  agreements,  without  obtaining  shareholder  approval of the  changes.  This  exemption  (which is similar to  exemptions  granted to other  investment  companies  that are  organized  in a similar  manner as the Trust) is intended to facilitate the efficient  supervision  and management of the  Sub-advisors  by the Investment  Managers and the
Trustees.

Sub-advisors:

         Fred Alger Management,  Inc.  ("Alger"),  111 Fifth Avenue, New York, NY 10003,  serves as Sub-advisor for the AST
Alger  All-Cap  Growth  Portfolio.  Alger has been an investment  advisor  since 1964,  and as of December 31, 2003 managed mutual fund and other assets totaling approximately $10.9 billion.

         Fred M. Alger III is the chief market  strategist for the Portfolio,  overseeing the investments of the Portfolio.
Mr. Alger,  who founded Alger,  has served as Chairman of the Board since 1964,  and  co-managed all of Alger's  portfolios prior to 1995.  David Hyun is the individual  responsible for the day-to-day  management of the Portfolio and has served in that capacity since  September  2001. Mr. Hyun has been employed by Alger as an Executive  Vice President  since  September
2001,  prior to which he was  employed  by Alger as an  analyst  from 1991  until  1997,  as a Senior  Vice  President  and portfolio  manager from 1997 until June 2000, and a portfolio  manager at Oppenheimer  Funds from June 2000 until September
2001.

         Due to the impact on Alger as a result of the World Trade Center destruction on September 11, 2001,  Massachusetts
Financial  Services  Company acted as interim  Sub-Sub-advisor  in conjunction  with Alger for the AST Alger All-Cap Growth
Portfolio  from September 17, 2001 through  December 9, 2001.  Effective  December 10, 2001,  Alger resumed the role as the sole Sub-advisor for the Portfolio.

         Goldman  Sachs  Asset  Management,  L.P.  ("GSAM"),  is located at 32 Old Slip,  New York,  New York  10005.  GSAM registered  as an  investment  advisor  in  1990.  GSAM  serves  as  investment  Sub-advisor  for  the  AST  Goldman  Sachs
Concentrated  Growth  Portfolio.  GSAM serves as investment  manager for a wide range of clients  including  pension funds, foundations and insurance  companies and individual  investors.  GSAM, along with other units of the Investment  Management
Division of Goldman Sachs, managed approximately $375.7 billion in assets as of December 31, 2003.

         The portfolio  managers  responsible for the day-to-day  management of the AST Goldman Sachs  Concentrated  Growth
  Portfolio since Goldman Sachs became each Portfolio's  Sub-advisor in November 2002 are Herbert Ehlers, David Shell, CFA,
  Steven M. Barry, Gregory H. Ekizian, CFA, Kenneth Berents,  Ernest C. Segundo, Jr., CFA, Andrew F. Pyne, Scott Kolar, CFA
  and Mark D. Shattan.  Mr. Ehlers began his investment career in the 1960s and is a Managing  Director/Partner of Goldman,
  Sachs & Co. He is the Chief  Investment  Officer for the Growth Team. He served as CEP of Liberty  Investment  Management
  ("Liberty") prior to Goldman Sachs'  acquisition of Liberty in 1997. Mr. Ehlers joined Liberty's  predecessor firm, Eagle
  Asset  Management,  in 1980. Mr. Shell, Mr. Barry and Mr. Ekizian are Co-Chief  Investment  Officers and senior portfolio managers  for the Growth  Team.  Mr.  Shell  served as a senior  portfolio  manager at  Liberty  prior to Goldman  Sachs'
  acquisition  of Liberty and had been employed by Liberty and its  predecessor  firm since 1987.  Mr.  Ekizian served as a senior portfolio  manager at Liberty prior to Goldman Sachs'  acquisition of Liberty and had been employed by Liberty and its predecessor  firm since 1990.  Prior to joining Goldman Sachs in 1999, Mr. Barry was a portfolio  manager at Alliance
  Capital  Management  where he served for  eleven  years.  Mr.  Berents is a senior  portfolio  manager.  Prior to joining
  Goldman  Sachs in 2000,  he served for seven  years as  Managing  Director  and  Director  of  Research  for First  Union
  Securities,  Inc.  Mr.  Segundo is a senior  portfolio  manager.  Prior to Goldman  Sachs'  acquisition  of Liberty,  Mr.
  Segundo served as a senior  portfolio  manager at Liberty and had been with Liberty and its predecessor  firm since 1992.
  Mr. Pyne is a senior  portfolio  manager and joined the firm in 1997.  Mr.  Kolar is a senior  portfolio  manager and has been with the firm since  1994.  Mr.  Shattan is a senior  portfolio  manager  and joined the firm in 1999.  From 1997 to
  1999, Mr. Shattan was an equity research analyst for Salomon Smith Barney.

         Hotchkis and Wiley Capital  Management,  LLC  ("Hotchkis & Wiley"),  725 South  Figueroa  Street,  Suite 3900, Los
Angeles,  California  90017-5439,  serves  as the  sub-adviser  for the AST  Hotchkis  & Wiley  Large-Cap  Value  Portfolio
(formerly,  AST INVESCO  Capital  Income  Portfolio).  Hotchkis & Wiley is a  registered  investment  adviser,  the primary members of which are HWCap  Holdings,  a limited  liability  company whose  members are employees of Hotchkis & Wiley,  and
Stephens Group,  Inc. and affiliates,  which is a diversified  holding company.  As of December 31, 2003,  Hotchkis & Wiley managed approximately $9.6 billion in assets.

         Sheldon Lieberman is responsible for the day-to-day  management of the Portfolio.  Mr. Lieberman,  a principal and portfolio  manager,  joined  Hotchkis & Wiley in 1994.  Mr.  Lieberman  has managed the  Portfolio  since  Hotchkis & Wiley became the Portfolio's sub-adviser in May 2004.

         Neuberger Berman Management Inc. ("NB Management"),  605 Third Avenue,  New York, NY 10158,  serves as Sub-advisor for the AST Neuberger  Berman Mid-Cap Value  Portfolio.  NB Management and its  predecessor  firms have  specialized in the management of mutual funds since 1950.  Neuberger  Berman,  LLC, an affiliate of NB Management,  acts as a principal broker in the purchase and sale of portfolio  securities for the Portfolios  for which it serves as  Sub-advisor,  and provides NB
Management  with certain  assistance in the management of the Portfolios  without added cost to the Portfolios or ASISI. NB
Management and its affiliates manage securities  accounts,  including mutual funds, that had approximately $70.5 billion of assets as of December 31, 2003.  NB Management is a subsidiary of Lehman Brothers Holdings Inc.

         The  portfolio  manager  responsible  for the  day-to-day  management of the AST  Neuberger  Berman  Mid-Cap Value
Portfolio is Andrew  Wellington and David M.  DiDomenico.  Mr.  Wellington has been managing the Portfolio  since May 2003.
Mr.  Wellington  has been with NB  Management  since  2001,  where he is  currently  a Managing  Director  and a  Portfolio
Manager.  From 2000 until 2001, Mr.  Wellington  served as a Portfolio  Manager at Pzena Investment  Management  ("Pzena").
From 1996  until  1999,  he  served as a Senior  Research  Analyst  at Pzena.  Mr.  DiDomenico  is a Vice  President  of NB
Management  and Neuberger  Berman LLC. He has been an associate  manager of the Portfolio  since  December  2003. He held a position at a private equity firm from 1999 to 2002.  Prior to 1999 he was an analyst at another investment firm.

         State Street Research and Management Company ("State Street"), One Financial Center, Boston,  Massachusetts 02111,
serves as Sub-advisor for the AST State Street Research  Small-Cap  Growth Portfolio  (formerly,  AST PBHG Small-Cap Growth
Portfolio).  State Street  traces its heritage  back to 1924 and the founding of one of America's  first mutual  funds.  As of December 31, 2003, State Street managed approximately $47.5 billion in assets.

         Tucker Walsh is the lead  portfolio  manager and is responsible  for the  day-to-day  management of the Portfolio.
Andrew Morey is portfolio  manager of the  Portfolio.  Mr. Walsh,  a managing  director,  joined State Street in 1997.  Mr.
Morey,  a senior vice  president,  joined State Street in 1995.  Mr. Walsh and Mr. Morey have managed the  Portfolio  since
State Street became the Portfolio's sub-adviser in May 2004.

         T. Rowe Price International,  Inc. ("T. Rowe International"),  100 East Pratt Street,  Baltimore,  Maryland 21202,
serves  as  Sub-advisor  for the AST T.  Rowe  Price  Global  Bond  Portfolio.  T.  Rowe  International  is a  wholly-owned subsidiary of T. Rowe Price and the successor of Rowe Price-Fleming  International,  Inc., a joint venture in which T. Rowe
Price was a  participant  that was  founded in 1979.  T. Rowe  International  is one of the world's  largest  international mutual fund asset  managers with  approximately  $22.9  billion under  management as of December 31, 2003 in its offices in
Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

         The Portfolio has an investment  advisory group that has day-to-day  responsibility for managing the Portfolio and developing  and executing the  Portfolio's  investment  program.  The advisory group  consists of  Christopher  Rothery,  ,
Daniel O. Shackelford,  Ian Kelson,  Brian Brennan and Michael Conelius.  Mr. Rothery joined T. Rowe  International in 1994 and has 13 years of  experience  managing  multi-currency  fixed-income  portfolios.  Mr.  Shackelford,  CFA joined T. Rowe
Price in 1999;  prior to that he was the Principal  and Head of Fixed Income for  Investment  Counselors  of Maryland.  Mr.
Kelson joined T. Rowe  International  in November  2000.  From 1985 to 2000,  Mr. Kelson was head of Fixed Income at Morgan
Grenfell/Deutsche  Asset  Management  ("Morgan  Grenfell")  where he was responsible for $50 billion in global fixed income assets.  From 1989 to 2000 Mr. Fisher was Chief Investment  Officer for Morgan  Grenfell.  Mr. Brennan joined T. Rowe Price in 2000.  Mr. Conelius joined T. Rowe International in 1995.

         William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago,  Illinois 60606, serves as Sub-advisor to the AST William  Blair  International  Growth  Portfolio.  Since its  founding in 1935,  the firm has been  dedicated to researching,  financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading,  asset  management and private  capital.  As of December 31, 2003,  William Blair managed  approximately
$17.3 billion in assets.

         The portfolio  manager  responsible  for the day-today  management of the AST William Blair  International  Growth
Portfolio is W. George  Greig.  Mr. Greig is a principal of William  Blair and joined the firm in 1996 as an  international portfolio manager and has managed the Fund since William Blair became its sub-advisor in November 2002.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable each month,  for the  performance  of its services.
ASISI pays each  Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional cost to any Portfolio.  The Investment  Management  fee for each  Portfolio  will differ,  reflecting the differing  objectives, policies and  restrictions  of each  Portfolio.  Each  Portfolio's fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio's shares.  The Portfolios do not pay any fee to PI.

         The fees paid to ASISI for the fiscal year ended  December 31, 2003,  stated as a  percentage  of the  Portfolio's average daily net assets, were as follows:

    Portfolio:                                                                               Annual Rate:
    ----------                                                                               ------------
    AST William Blair International Growth                                                       1.00
    AST State Street Research Small-Cap Growth                                                   0.90
    AST Neuberger Berman Mid-Cap Value                                                           0.90
    AST Alger All-Cap Growth                                                                     0.95
    AST Goldman Sachs Concentrated Growth                                                        0.90
    AST Hotchkis & Wiley Large-Cap Value                                                         0.75
    AST T. Rowe Price Global Bond                                                                0.80

         For more  information  about  investment  management  fees,  including  voluntary  fee  waivers  and the fee rates applicable at various asset levels,  and the fees payable by ASISI to each of the Sub-advisors,  please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management  fees, each Portfolio pays other expenses,  including costs incurred in connection  with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements  of  additional  information  to  shareholders,  certain  office and  financial  accounting  services,  taxes or governmental fees, brokerage  commissions,  custodial,  transfer and shareholder servicing agent costs, expenses of outside counsel  and  independent  accountants,  preparation  of  shareholder  reports  and  expenses  of trustee  and  shareholder meetings.  The Trust may also pay  Participating  Insurance  Companies  for  printing  and  delivery  of certain  documents
(including  prospectuses,  semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable  life  insurance  policies  whose assets are invested in the Trust as well as for other  services.  Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

         Distribution  Plan. The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia  Marketing,  Incorporated  ("ASM") and Prudential  Investment
Management  Services LLC ("PIMS"),  both affiliates of ASISI and PI (each a "Distributor" and together the  "Distributors")
to receive  brokerage  commissions in connection with purchases and sales of securities held by the Portfolios,  and to use these  commissions to promote the sale of shares of the  Portfolios.  Under the  Distribution  Plan,  transactions  for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution  ("clearing  brokers") who have agreed to pay part of the brokerage  commissions  received on these  transactions to a Distributor  for  "introducing"
transactions  to the  clearing  broker.  In  turn,  a  Distributor  will  use  the  brokerage  commissions  received  as an introducing broker to pay various  distribution-related  expenses,  such as advertising,  printing of sales materials,  and payments to dealers.  The  Portfolios  do not pay any  separate  fees or charges  under the  Distribution  Plan,  and it is expected that the brokerage commissions paid by a Portfolio will not increase as the result of the Distribution Plan.

TAX MATTERS:

..........Each Portfolio  intends to distribute  substantially  all its net  investment  income.  Dividends from  investment income are expected to be declared and  distributed  although the Trustees of the Trust may decide to declare  dividends at other  intervals.  Similarly,  any net realized long- and  short-term  capital gains of each Portfolio will be declared and distributed  at least  annually  either during or after the close of the  Portfolio's  fiscal year.  Distributions  will be made to the various separate  accounts of the Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan  participants) in the form of additional shares (not in cash). The result is that the investment  performance of the Portfolios,  either in the form of dividends or capital gains,  will be reflected in the value of the variable contracts or the qualified plans.

..........Holders of variable  annuity  contracts or variable life insurance  policies  should consult the  prospectuses  of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan participants  should consult any applicable plan documents for  information on the federal income tax  consequences to such participants.  In addition,  variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

                                       This page has been intentionally left blank.

FINANCIAL HIGHLIGHTS:

The financial highlights table is intended to help you understand the Portfolios'  financial  performance for the past five years (or, for Portfolios  that have not been in operation for five years,  since their  inceptions).  Certain  information reflects  financial  results  for a single  Portfolio  share.  The total  returns in the table  represent  the rate that an investor would have earned or lost in a Portfolio.  The  information  for the year ended December 31, 2003 has been audited by KPMG LLP,  the Trust's  independent  auditors.  The periods  presented  through  December 31, 2002 were audited by other auditors.  The report of the independent auditors,  along with the Portfolios'  financial  statements,  are included in the annual  reports of the separate  accounts  funding the variable  annuity  contracts and variable life  insurance  policies, which are available  without charge upon request to the Trust at One Corporate  Drive,  Shelton,  Connecticut or by calling
(800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------
                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                     PERIOD    BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO            ENDED      OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------            -----      ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST William Blair       12/31/03       $7.46      $0.06        $3.04        $2.98     $ --          $ --         $--          $10.44
International Growth**  12/31/02       10.39       0.11        (2.71)       (2.60)      (0.33)         --         (0.33)        7.46
                        12/31/01       18.72       0.12        (3.73)       (3.61)      (0.82)       (3.90)       (4.72)       10.39
                        12/31/00       25.10      (0.04)       (6.03)       (6.07)      (0.13)       (0.18)       (0.31)       18.72
                        12/31/99       13.74      (0.03)       11.39        11.36       --             --         --           25.10

AST State Street        12/31/03      $10.41     $(0.09)       $4.80        $4.71      $ --          $ --         $ --        $15.12
Research Small-Cap      12/31/02       15.87      (0.13)       (5.33)       (5.46)       --            --           --         10.41
Growth***               12/31/01       20.30      (0.07)       (1.27)       (1.34)       --          (3.09)       (3.09)       15.87
                        12/31/00       42.61      (0.22)      (18.08)      (18.30)       --          (4.01)       (4.01)       20.30
                        12/31/99       17.61      (0.03)       25.03        25.00        --            --           --         42.61

AST Neuberger Berman    12/31/03      $13.09      $0.02        $4.72        $4.74     $(0.03)      $ --          $(0.03)      $17.80
Mid-Cap Value           12/31/02       15.41       0.03        (1.56)       (1.53)     (0.08)        (0.71)       (0.79)       13.09
                        12/31/01       16.85       0.08        (0.60)       (0.52)     (0.02)        (0.90)       (0.92)       15.41
                        12/31/00       13.32       0.02         3.60         3.62      (0.04)        (0.05)       (0.09)       16.85
                        12/31/99       13.16       0.10         0.60         0.70      (0.24)        (0.30)       (0.54)       13.32

AST Alger All-Cap       12/31/03       $3.66     $(0.02)       $1.32        $1.30      $ --        $ --           $ --         $4.96
Growth                  12/31/02        5.70      (0.04)       (2.00)       (2.04)       --          --             --          3.66
                        12/31/01        6.84      (0.02)       (1.12)       (1.14)       --          --             --          5.70
                        12/31/00(1)    10.00        --         (3.16)       (3.16)       --          --             --          6.84

AST Goldman Sachs       12/31/03      $16.71     $(0.05)       $4.25        $4.20     $(0.06)        $ --        $(0.06)      $20.85
Concentrated Growth++   12/31/02       23.97       0.06        (7.18)       (7.12)     (0.14)          --         (0.14)       16.71
                        12/31/01       35.08       0.13       (11.24)      (11.11)       --            --           --         23.97
                        12/31/00       55.21      (0.06)      (15.55)      (15.61)     (0.07)        (4.45)       (4.52)       35.08
                        12/31/99       37.00       0.05        19.65        19.70        --          (1.49)       (1.49)       55.21

AST Hotchkis & Wiley    12/31/03      $12.55      $0.24        $2.18        $2.42     $(0.31)        $ --         $(0.31)      $14.66
Large-Cap Value+++      12/31/02       15.59       0.30        (2.96)       (2.66)      0.38)          --          (0.38)       12.55
                        12/31/01       17.59       0.34        (1.82)       (1.48)     (0.36)        (0.16)        (0.52)       15.59
                        12/31/00       18.65       0.38         0.32         0.70      (0.36)        (1.40)        (1.76)       17.59
                        12/31/99       17.50       0.36         1.61         1.97      (0.32)        (0.50)        (0.82)       18.65

AST T. Rowe Price       12/31/03      $11.10      $0.27        $1.12        $1.39    $(0.37)        $(0.02)       $(0.39)      $12.10
Global Bond*+           12/31/02        9.65       0.05         1.40         1.45        --          --            --           11.10
                        12/31/01        9.40       0.56        (0.31)        0.25        --          --            --            9.65
                        12/31/00        9.60       0.48        (0.53)       (0.05)     (0.15)        --            (0.15)        9.40
                        12/31/99       11.46       0.33        (1.25)       (0.92)     (0.71)        (0.23)        (0.94)        9.60

---------------------------------------------------------------------------------------------------------------------------
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Prior to November 11, 2002,  the  Portfolio  was known as the AST Janus  Overseas  Growth  Portfolio  and Janus  Capital
Management Served as its Sub-advisor.
*** From  September  17, 2001 to April 29, 2004,  the Portfolio was known as the AST PBHG  Small-Cap  Growth  Portfolio and
Pilgrim Baxter & Associates,  Ltd.  served as its  Sub-advisor.  From January 1, 1999 to September 17, 2001,  Janus Capital
Management LLC served as its  Sub-advisor.  Prior to January 1, 1999,  Founders Asset  Management LLC served as Sub-advisor to the  Portfolio.  State Street  Research and Management  Company has served as Sub-advisor to the Portfolio  since May 1,
2004.
+++ Prior to November 11, 2002,  the Portfolio was known as the AST JanCap  Growth  Portfolio and Janus Capital  Management
served as its  Sub-advisor.  Goldman Sachs Asset  Management has served as Sub-advisor to the Portfolio  since November 11,
2002.
*** Prior to May 1, 2004,  the Portfolio  was known as the AST INVESCO  Capital  Income  Portfolio and INVESCO Funds Group,
Inc.  served as its  Sub-advisor.  Hotchkis and Wiley Capital  Management,  LLC has served as  Sub-advisor to the Portfolio since May 1, 2004.
*+ Prior to May 1, 2000,  the AST T. Rowe Price  Global  Bond  Portfolio  was known as the AST T. Rowe Price  International
Bond Portfolio.
? Amount represents less than a penny per share.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------
                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS)       TO
AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------

  39.95%          $641,549                   88%                       1.24%                 1.34%                    0.46%
 (25.67%)          318,832                   94%                       1.32%                 1.32%                    0.41%
 (23.55%)          587,377                   74%                       1.24%                 1.24%                    0.64%
 (24.62%)        1,094,019                   75%                       1.18%                 1.19%                   (0.02%)
  82.68%         1,551,045                   76%                       1.23%                 1.23%                   (0.18%)

  45.24%          $338,191                  107%                       1.20%                 1.20%                   (0.65%)
 (34.41%)          254,026                  123%                       1.23%                 1.23%                   (0.74%)
  (6.47%)          494,900                  136%                       1.16%                 1.16%                   (0.51%)
 (48.16%)          592,038                   85%                       1.07%                 1.07%                   (0.54%)
  141.96%        1,443,211                  116%                       1.08%                 1.08%                   (0.46%)

  36.32%        $1,027,374                   70%                       1.15%                 1.15%                    0.15%
 (10.56%)          760,973                   92%                       1.16%                 1.16%                    0.20%
  (3.03%)        1,003,034                  221%                       1.22%                 1.22%                    0.55%
  27.49%           978,649                  220%                       1.24%                 1.24%                    0.19%
   5.67%           664,383                  176%                       1.13%                 1.13%                    0.39%

  35.52%          $402,505                  159%                       1.40%                 1.40%                   (0.53%)
 (35.79%)          323,286                  182%                       1.29%                 1.29%                   (0.67%)
 (16.67%)          743,059                  150%                       1.20%                 1.20%                   (0.37%)
 (31.60%)          205,079                  123%                       1.24%                 1.24%                   (0.05%)

   25.25%       $1,151,200                   21%                       1.06%                 1.13%                   (0.26%)
  (29.84%)       1,147,612                  109%                       1.06%                 1.09%                    0.23%
  (31.67%)       2,452,732                   46%                       1.04%                 1.07%                    0.45%
  (30.97%)       4,262,410                   34%                       1.00%                 1.04%                   (0.13%)
   55.01%        5,923,778                   35%                       1.00%                 1.04%                    0.12%

   19.53%         $264,808                   18%                       0.14%                 0.14%                    1.08%
  (15.43%)        $284,362                  160%                       0.47%                 0.47%                    0.91%
  (11.73%)         481,159                   77%                       0.89%                 0.95%                    2.68%
   (4.36%)         622,641                   60%                       0.95%                 0.95%                    2.70%
   20.85%          499,571                  154%                       1.00%                 1.00%                    2.37%

   12.86%         $229,630                  196%                       1.06%                 1.06%                    2.57%
   15.03%          209,594                  323%                       1.06%                 1.06%                    3.13%
    2.66%          108,014                  187%                       0.87%                 1.08%                    4.83%
   (0.45%)         122,200                  171%                       1.12%                 1.12%                    4.35%
   (8.33%)         138,144                  106%                       1.11%                 1.11%                    3.51%

---------------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

..........The following is a description of certain  securities and investment  methods that the Portfolios may invest in or use, and certain of the risks  associated  with such securities and investment  methods.  The primary  investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should refer to that section to obtain  information about each Portfolio.  In general,  whether a particular  Portfolio may invest in a specific type of security  or use an  investment  method  is  described  above  or in the  Trust's  SAI  under  "Investment  Objectives  and
Policies."  As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

..........To the extent  permitted by the  investment  objectives  and policies of a  Portfolio,  a Portfolio  may invest in securities and other  instruments that are commonly referred to as  "derivatives."  For instance,  a Portfolio may purchase and write  (sell) call and put  options on  securities,  securities  indices and  foreign  currencies,  enter into  futures contracts  and use  options on  futures  contracts,  and enter into swap  agreements  with  respect to foreign  currencies, interest rates,  and securities  indices.  In general,  derivative  instruments are securities or other  instruments  whose value is derived from or related to the value of some other instrument or asset.

..........There  are many  types of  derivatives  and many  different  ways to use them.  Some  derivatives  and  derivative strategies  involve  very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount invested in the derivative.  A Portfolio may use derivatives to hedge against changes in interest rates,  foreign  currency exchange  rates or  securities  prices,  to  generate  income,  as a low cost method of gaining  exposure  to a  particular securities market without investing directly in those securities, or for other reasons.

..........The use of these  strategies  involves  certain  special  risks,  including  the risk that the price  movements of derivative  instruments  will not  correspond  exactly  with  those of the  investments  from which  they are  derived.  In addition,  strategies  involving  derivative  instruments  that are intended to reduce the risk of loss can also reduce the opportunity  for gain.  Furthermore,  regulatory  requirements  for a Portfolio to set aside assets to meet its obligations with respect to derivatives  may result in a Portfolio  being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio  needing to sell  securities  at a  disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions  when  desired.  There is no  assurance  that a  Portfolio  will  engage in derivative transactions.  Certain derivative instruments and some of their risks are described in more detail below.

..........Options.  Most of the  Portfolios  may  purchase  or write  (sell) call or put  options on  securities,  financial indices or  currencies.  The  purchaser  of an option on a security or currency  obtains the right to purchase (in the case of a call  option) or sell (in the case of a put option) the  security  or currency at a specified  price  within a limited period of time.  Upon exercise by the  purchaser,  the writer  (seller) of the option has the obligation to buy or sell the underlying  security  at the  exercise  price.  An option on a  securities  index is similar to an option on an  individual security,  except  that the value of the  option  depends on the value of the  securities  comprising  the  index,  and all settlements are made in cash.

..........A Portfolio  will pay a premium to the party  writing the option when it purchases an option.  In order for a call option  purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise  sufficiently above the  exercise  price to cover the premium and other  transaction  costs.  Similarly,  in order for a put option to be profitable,  the market price of the underlying  security must decline  sufficiently  below the exercise price to cover the premium and other transaction costs.

..........Generally,  the Portfolios will write call options only if they are covered (i.e., the Portfolio owns the security subject to the  option or has the right to acquire it without  additional  cost or, if  additional  cash  consideration  is required,  cash or other assets  determined to be liquid in such amount are  segregated  on the  Portfolios'  records).  By writing a call  option,  a Portfolio  assumes the risk that it may be required to deliver a security for a price lower than its market  value at the time the option is  exercised.  Effectively,  a Portfolio  that writes a covered call option gives up the  opportunity  for gain above the exercise price should the market price of the  underlying  security  increase,  but retains the risk of loss should the price of the  underlying  security  decline.  A  Portfolio  will write call  options in order to  obtain a return  from the  premiums  received  and will  retain  the  premiums  whether  or not the  options  are exercised,  which will help offset a decline in the market value of the  underlying  securities.  A Portfolio that writes a put option likewise  receives a premium,  but assumes the risk that it may be required to purchase the underlying  security at a price in excess of its current market value.

         A Portfolio may sell an option that it has  previously  purchased  prior to the purchase or sale of the underlying security.  Any such sale would  result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the option.  A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures  Contracts and Related Options.  Each Portfolio  (except the AST Neuberger Berman Mid-Cap Value Portfolio)
may enter into  financial  futures  contracts  and related  options.  The seller of a futures  contract  agrees to sell the securities  or currency  called for in the contract and the buyer agrees to buy the  securities  or currency at a specified price at a specified  future  time.  Financial  futures  contracts  may relate to  securities  indices,  interest  rates or foreign  currencies.  Futures  contracts are usually  settled through net cash payments rather than through actual delivery of the  securities  underlying  the contract.  For instance,  in a stock index futures  contract,  the two parties agree to take or make  delivery of an amount of cash equal to a  specified  dollar  amount  times the  difference  between the stock index value when the contract  expires and the price  specified in the contract.  A Portfolio may use futures  contracts to hedge against  movements in securities  prices,  interest rates or currency  exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract  gives the  purchaser  the right,  in return for the  premium  paid,  to assume a position in the  contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell futures or options on futures  contracts or stock  indices for purposes  other than bona fide  hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial  margin  deposits  and premiums required to establish  positions in futures  contracts and related  options that do not fall within the  definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii)     enter  into  any  futures  contracts  if the  aggregate  amount  of that  Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a Portfolio's  performance.  Successful use of these strategies  requires the ability to predict future movements in securities  prices,  interest  rates,  currency  exchange  rates,  and other economic  factors.  If a Sub-advisor  seeks to protect a Portfolio  against potential adverse  movements in the relevant  financial markets using these  instruments,  and such markets do not move in the predicted  direction,  the  Portfolio  could be left in a less  favorable  position than if such  strategies  had not been used. A  Portfolio's  potential  losses from the use of futures  extends  beyond its initial investment in such contracts.

         Among the other  risks  inherent  in the use of options  and  futures  are (a) the risk of  imperfect  correlation between the price of options and futures and the prices of the  securities  or  currencies  to which they  relate,  (b) the fact that skills needed to use these  strategies  are different  from those needed to select  portfolio  securities and (c)
the possible need to defer  closing out certain  positions to avoid  adverse tax  consequences.  With respect to options on stock indices and stock index futures, the risk of imperfect  correlation  increases the more the holdings of the Portfolio differ from the  composition of the relevant  index.  These  instruments  may not have a liquid  secondary  market.  Option positions  established in the over-the-counter  market may be particularly  illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities of foreign  issuers may involve risks that are not present with domestic  investments.
While investments in foreign  securities can reduce risk by providing  further  diversification,  such investments  involve
"sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign risks includes local political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency  blockage  (which would  prevent cash from being  brought back to the United  States).  Compared to
United States issuers,  there is generally less publicly available  information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges,  brokers and listed companies.  Foreign issuers are not generally  subject to uniform  accounting  and auditing and  financial  reporting  standards,  practices  and  requirements comparable  to  those  applicable  to  domestic  issuers.  In  some  countries,  there  may  also  be  the  possibility  of expropriation or confiscatory  taxation,  difficulty in enforcing  contractual and other  obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities  of some  foreign  issuers  are less  liquid and their  prices are more  volatile  than  securities  of comparable  domestic  issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about corporate  actions and  decisions  that may affect the price of  portfolio  securities.  Brokerage  commissions  on foreign securities  exchanges,  which may be fixed,  may be higher than in the United States.  Settlement of  transactions  in some foreign  markets may be less  frequent or less  reliable  than in the United  States,  which could affect the  liquidity of investments.  For example,  securities  that are traded in foreign markets may trade on days (such as Saturday or Holidays)
when a Portfolio does not compute its price or accept  purchase or redemption  orders.  As a result,  a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts  ("ADRs"),  European  Depositary  Receipts  ("EDRs"),  Global  Depositary  Receipts
("GDRs"), and International  Depositary Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank  evidencing  its ownership of a security of a foreign  issuer.  ADRs  generally are publicly  traded in the
United  States.  ADRs are  subject  to many of the  same  risks as  direct  investments  in  foreign  securities,  although ownership of ADRs may reduce or eliminate  certain risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts  similar to ADRs that typically trade in countries other than the
United States.

         Depositary receipts may be issued as sponsored or unsponsored  programs.  In sponsored programs,  the issuer makes arrangements  to have its  securities  traded as  depositary  receipts.  In  unsponsored  programs,  the  issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose material  information in the United  States and,  therefore,  the import of such  information  may not be  reflected  in the market value of such securities.

         Developing  Countries.  Although none of the  Portfolios  invest  primarily in securities of issuers in developing countries,  many of the Funds may  invest in these  securities  to some  degree.  Many of the risks  described  above  with respect to investing in foreign issuers are accentuated  when the issuers are located in developing  countries.  Developing countries may be  politically  and/or  economically  unstable,  and the securities  markets in those  countries may be less liquid or subject to inadequate  government  regulation and supervision.  Developing  countries have often experienced high rates of inflation or sharply  devalued  their  currencies  against the U.S.  dollar,  causing the value of  investments in companies  located in these countries to decline.  Securities of issuers in developing  countries may be more volatile and, in the case of debt  securities,  more  uncertain  as to payment of  interest  and  principal.  Investments  in  developing countries may include  securities  created  through the Brady Plan,  under which certain  heavily-indebted  countries  have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign securities may be denominated in foreign currencies.  The value of a Portfolio's  investments denominated in foreign currencies may be affected,  favorably or unfavorably,  by exchange rates and  exchange  control  regulations.  A  Portfolio's  share price may,  therefore,  also be affected by changes in currency exchange  rates.  Foreign  currency  exchange rates  generally are determined by the forces of supply and demand in foreign exchange markets,  including  perceptions of the relative merits of investment in different countries,  actual or perceived changes in interest  rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably  by the intervention  or the failure to intervene  by U.S. or foreign  governments  or central  banks,  or by currency  controls or political  developments  in the U.S. or abroad.  In addition,  a Portfolio may incur costs in connection  with  conversions between various currencies.

         Foreign  Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign  currencies  will need to engage in foreign currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio  may enter into  forward  foreign  currency exchange  contracts.  A forward  contract  involves an obligation  to purchase or sell a specified  currency at a specified future  date at a price set at the time of the  contract.  A  Portfolio  may  enter  into a forward  contract  to  increase exposure  to a foreign  currency  when it wishes to "lock in" the U.S.  dollar  price of a  security  it  expects  to or is obligated  to purchase or sell in the future.  This  practice  may be referred to as  "transaction  hedging."  In addition, when a  Portfolio's  Sub-advisor  believes  that the  currency of a  particular  country may suffer or enjoy a  significant movement  compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first foreign currency  (or a  currency  that  acts as a proxy  for such  currency).  This  practice  may be  referred  to as  "portfolio hedging." In any event,  the precise  matching of the forward  contract  amounts and the value of the  securities  involved generally  will not be  possible.  No  Portfolio  will enter into a forward  contract if it would be  obligated  to sell an amount of foreign  currency in excess of the value of the Fund's  securities or other assets  denominated  in or exposed to that currency,  or will sell an amount of proxy currency in excess of the value of securities  denominated in or exposed to the related  currency  unless open positions in forwards used for  non-hedging  purposes are covered by the  segregation on the  Portfolios'  records of assets  determined  to be liquid and marked to market  daily.  The effect of  entering  into a forward  contract on a  Portfolio's  share price will be similar to selling  securities  denominated  in one  currency  and purchasing  securities  denominated in another.  Although a forward contract may reduce a Portfolio's  losses on securities denominated  in foreign  currency,  it may also reduce the potential for gain on the  securities  if the  currency's  value moves in a direction not anticipated by the  Sub-advisor.  In addition,  foreign  currency  hedging may entail  significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent shares of ownership in a company.  Generally,  preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving  dividend  payments and on the company's  assets in the event of liquidation.  (Some of the  Sub-advisors  consider  preferred  stocks to be equity securities for purposes of the various Portfolios'  investment policies and restrictions,  while others consider them fixed income  securities.)  After other claims are satisfied,  common  stockholders  participate in company profits on a pro rata basis;  profits may be paid out in dividends  or  reinvested  in the company to help it grow.  Increases  and  decreases in earnings are usually  reflected in a company's stock price, so common stocks  generally have the greatest  appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity  securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations  and governments.  Fixed-income  securities are generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest and  principal  payments as they come due. The ratings given a security by Moody's  Investors  Service,  Inc.
("Moody's") and Standard & Poor's  Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's SAI, provide a generally  useful  guide as to such  credit  risk.  The lower the rating,  the greater the credit risk the rating service  perceives  to exist  with  respect  to the  security.  Increasing  the  amount of  Portfolio  assets  invested  in lower-rated  securities  generally will increase the  Portfolio's  income,  but also will increase the credit risk to which the  Portfolio is subject.  Market risk relates to the fact that the prices of fixed income  securities  generally  will be affected by changes in the level of interest  rates in the markets  generally.  An increase in interest  rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase  their prices.  In general, the longer the  maturity  or  duration  of a fixed  income  security,  the more its value will  fluctuate  with  changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield  bonds  (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization  (for example,  lower than Baa by Moody's or BBB by S&P), or, if not rated,  are of equivalent  investment  quality as determined by the  Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject  to greater  credit  risk than  higher-rated  bonds.  In  addition,  the market for  lower-rated  bonds may be thinner and less active than the market for higher-rated  bonds, and the prices of lower-rated  high-yield bonds may fluctuate more than the prices  of  higher-rated  bonds,  particularly  in times of  market  stress.  Because  the risk of  default  is  higher  in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds. In addition,  the exercise by an issuer of redemption or call  provisions  that are common in lower-rated  bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories are frequently  referred to as "investment  grade."  However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities are securities  representing  interests in "pools" of mortgage loans on residential or commercial  real  property  and that  generally  provide for monthly  payments of both  interest and  principal,  in effect
"passing  through" monthly payments made by the individual  borrowers on the mortgage loans (net of fees paid to the issuer or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently  issued by U.S.  Government  agencies  or
Government-sponsored  enterprises,  and  payments of interest  and  principal  on these  securities  (but not their  market prices) may be  guaranteed  by the full faith and credit of the U.S.  Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury.  Mortgage-backed  securities created by non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed security will generally decline when interest rates  rise.  However,  when  interest  rates are  declining,  their value may not  increase as much as other  fixed-income securities,  because early  repayments of principal on the underlying  mortgages  (arising,  for example,  from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments on some mortgage-backed  securities may necessitate that a Portfolio find other investments,  which,  because of intervening market changes,  will often  offer a lower  rate of return.  In  addition,  the  mortgage  securities  market may be  particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage Obligations (CMOs). CMOs are a type of mortgage  pass-through security that are typically issued in  multiple  series  with each series  having a  different  maturity.  Principal  and  interest  payments  from the underlying  collateral  are first  used to pay the  principal  on the  series  with the  shortest  maturity;  in turn,  the remaining  series are paid in order of their  maturities.  Therefore,  depending  on the type of CMOs in which a  Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage pass-through securities that have been divided into  interest and principal  components.  "IOs"  (interest  only  securities)  receive the interest payments on the underlying  mortgages while "POs"  (principal only  securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments)
on the  underlying  mortgage  loans.  If the  underlying  mortgages  experience  higher than  anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed  security may fail to recoup fully its initial  investment,  even if the IO class is  highly  rated or is  derived  from a  security  guaranteed  by the  U.S.  Government.  Conversely,  if the underlying  mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be affected more severely  than  would be the case  with a  traditional  mortgage-backed  security.  Unlike  other  fixed-income  and  other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities,  but they are secured by and payable  from  payments on assets such as credit  card,  automobile  or trade  loans,  rather  than  mortgages.  The credit quality of these  securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition,  asset-backed  securities  involve  prepayment  risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may invest in  convertible  securities.  Convertible  securities  are  bonds,  notes, debentures  and  preferred  stocks that may be converted  into or exchanged for shares of common  stock.  Many  convertible securities  are rated below  investment  grade because they fall below  ordinary debt  securities in order of preference or priority on the issuer's balance sheet.  Convertible  securities generally  participate in the appreciation or depreciation of the underlying stock into which they are convertible,  but to a lesser degree.  Frequently,  convertible  securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants  are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the  warrants.  The  value of  warrants  may  fluctuate  more  than  the  value of the  securities  underlying  the warrants.  A warrant will expire  without value if the rights under such warrant are not exercised  prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The  Portfolios  (other than the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio  and the Alger  All-Cap  Growth
Portfolio) may purchase  securities on a when-issued,  delayed-delivery  or forward  commitment basis.  These  transactions generally  involve the purchase of a security  with payment and delivery due at some time in the future.  A Portfolio  does not earn  interest on such  securities  until  settlement  and bears the risk of market value  fluctuations  in between the purchase and  settlement  dates.  If the seller fails to complete  the sale,  the  Portfolio  may lose the  opportunity  to obtain a favorable price and yield.  While the Portfolios will generally engage in such when-issued,  delayed-delivery  and forward commitment  transactions with the intent of actually acquiring the securities,  a Portfolio may sometimes sell such a security prior to the settlement date.

         Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis. If the Portfolio does so, it will not  participate  in future  gains or losses on the  security.  If the other  party to such a  transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines  adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid  securities.  Illiquid  securities are those that,  because of the absence of a readily available market or due to legal or  contractual  restrictions  on resale,  cannot be sold within seven days in the ordinary  course of business at approximately  the amount at which the Portfolio has valued the  investment.  Therefore,  a Portfolio may find it difficult to sell illiquid  securities at the time considered most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would  otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the  Securities Act of 1933.  These
Rule  144A  securities,  and  well as  commercial  paper  that is sold in  private  placements  under  Section  4(2) of the
Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the
Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into  repurchase  agreements.  Repurchase  agreements are agreements by which a Portfolio purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase  the security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased  security.  Repurchase  agreements  must be fully  collateralized  and can be entered into only with  well-established  banks and  broker-dealers  that have been deemed  creditworthy by the Sub-advisor.  Repurchase transactions are intended to be short-term  transactions,  usually with the seller repurchasing the securities within seven days.  Repurchase  agreements  that  mature  in more  than  seven  days are  subject  to a  Portfolio's  limit on  illiquid securities.

         A Portfolio  that enters into a repurchase  agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented  from  disposing of the  collateral.  A Portfolio also might incur a loss if the value of the collateral  declines,  and it might incur costs in selling the collateral or asserting its legal rights under the  agreement.  If a defaulting  seller filed for bankruptcy or became  insolvent,  disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios  (specifically,  the AST William Blair  International  Growth Portfolio,  the AST State Street
Research  Small-Cap  Growth  Portfolio,  the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio,  and the AST Goldman  Sachs
Concentrated  Growth  Portfolio)  may enter into  reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  a
Portfolio  sells a portfolio  instrument  and agrees to repurchase it at an agreed upon date and price,  which  reflects an effective  interest  rate. It may also be viewed as a borrowing of money by the Portfolio and, like  borrowing  money,  may increase  fluctuations in a Portfolio's share price. When entering into a reverse  repurchase  agreement,  a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each  Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings)  less its liabilities  (not including  borrowings)  is at least three times the amount of the  borrowings.  Should a  Portfolio,  for any reason,  have borrowings  that do not meet the above test,  such Portfolio  must reduce such  borrowings so as to meet the necessary test within  three  business  days.  The AST  Neuberger  Berman  Mid-Cap  Value  Portfolio)  will not purchase  securities  when outstanding  borrowings  are greater than 5% of the  Portfolio's  total assets.  If a Portfolio  borrows  money,  its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each  Portfolio  may  lend  securities  with a value  of up to 33  1/3% of its  total  assets  to  broker-dealers, institutional  investors,  or others  (collectively,  a "Borrower") for the purpose of realizing additional income.  Voting rights on loaned  securities  typically pass to the borrower,  although a Portfolio has the right to terminate a securities loan,  usually within three business  days, in order to vote on  significant  matters or for other reasons.  All securities loans will be  collateralized  by cash or securities  issued or guaranteed by the U.S.  Government or its agencies at least equal in value to the market value of the loaned  securities.  Any cash  collateral  received by a Portfolio in  connection with such loans  normally will be invested in short-term  instruments,  which may not be  immediately  liquid under certain circumstances.  Any losses  resulting from the investment of cash collateral would be borne by the lending  Portfolio.  The
Portfolio  could  also  suffer a loss  where the value of the  collateral  falls  below the  market  value of the  borrowed securities,  in the event of a Borrower's  default.  These events could trigger  adverse tax  consequences  to a Portfolio.
Lending  securities  involves certain other risks,  including the risk that the Portfolio will be delayed or prevented from recovering  the  collateral  if the  borrower  fails to timely  return a loaned  security  and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the  Sub-advisors for the various
Portfolios  can "sweep"  excess cash  balances of the  Portfolios  to those funds for  temporary  investment  purposes.  In addition,  certain  Sub-advisors  may invest Portfolio assets in money market funds that they advise or in other investment companies.  Mutual funds pay their own operating expenses,  including  investment  management fees, and the Portfolios,  as shareholders in these mutual funds, will indirectly pay their proportionate share of such funds' expenses.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of  investment  company  bought  and sold on a  securities  exchange.  An ETF  represents  a fixed portfolio  of  securities  designed  to track a  particular  market  index.  Consistent  with their  respective  investment objectives and when otherwise  permissible,  the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign  market  while  awaiting  purchase of  underlying  securities.  The risks of owning an ETF generally reflect the risks of owning the underlying  securities they are designed to track,  although lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         The AST William Blair  International  Growth Portfolio,  the AST State Street Research Small-Cap Growth Portfolio,
the AST Goldman Sachs  Concentrated  Growth  Portfolio,  and the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio may make short sales  "against the box." A short sale against the box involves  selling a security that the  Portfolio  owns, or has the right to obtain  without  additional  costs,  for delivery at a specified  date in the future.  A Portfolio  may make a short sale  against the box to hedge  against  anticipated  declines in the market  price of a portfolio  security.  If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

         Certain  Portfolios may participate in the initial public offering ("IPO") market,  and a portion of a Portfolio's returns may be attributable to Portfolio  investments in IPOs.  There is no guarantee that as a Portfolio's  assets grow it will be able to experience  significant  improvement in performance by investing in IPOs. A Portfolio's  purchase of shares issued as part of, or a short period after,  companies'  IPOs,  exposes it to the risks associated with companies that have little operating history as public  companies,  as well as to the risks inherent in those sectors of the market where these new  issuers  operate.  The market for IPO issuers has been  volatile,  and share  prices of  newly-public  companies  have fluctuated in significant amounts over short periods of time.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Managers
American Skandia Investment Services, Incorporated                     Prudential Investments LLC
One Corporate Drive                                                    Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484                                             Newark, NJ  07102

Sub-Advisors
Fred Alger Management, Inc.
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management, LLC
Neuberger Berman Management Inc.
State Street Research and Management Company
T. Rowe Price International, Inc.
William Blair & Company L.L.C.

Custodians
PFPC Trust Company                                                     JP Morgan Chase Bank
400 Bellevue Parkway                                                   4 MetroTech Center
Wilmington, DE 19809                                                   Brooklyn, NY 11245

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
KPMG LLP
757 Third Avenue
New York, NY 10017

Legal Counsel
Shea & Gardner
1800 Massachusetts Ave, N.W.
Washington, D.C. 20036

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One
Corporate Drive, Shelton, Connecticut 06484.

         Additional  information  about the  Portfolios  is included in a Statement  of  Additional  Information,  which is incorporated by reference into this Prospectus.  Additional  information about the Portfolios'  investments is available in the annual and semi-annual  reports to holders of variable annuity contracts and variable life insurance  policies.  In the annual reports, you will find a discussion of the market conditions and investment  strategies that significantly  affected each Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional  copies of annual and semi-annual reports are available without charge by calling the above number.

         Delivery of Prospectus and other Documents to Households.  To lower costs and eliminate  duplicate  documents sent to your address,  the Trust, in accordance with  applicable  laws and  regulations,  may begin mailing only one copy of the
Trust's prospectus,  prospectus  supplements,  annual and semi-annual reports, proxy statements and information statements, or any other  required  documents to your address even if more than one  shareholder  lives there.  If you have  previously consented to have any of these  documents  delivered to multiple  investors  at a shared  address,  as required by law, and wish to revoke this consent or otherwise  would prefer to continue to receive your own copy, you should call  1-800-SKANDIA or write to "American  Skandia Trust, c/o American Skandia Life Assurance  Corporation." at P.O. Box 7038,  Bridgeport,  CT
06601-9642.  The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

         The  information in the Trust's  filings with the Securities and Exchange  Commission  (including the Statement of
Additional  Information) is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of duplicating  fees,  by  electronic  request  to  publicinfo@sec.gov  or by  writing  the  Public  Reference  Section of the
                                                 --------------------
Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed and copied at the  Commission's  Public
Reference Room in  Washington,  D.C.  Information on the operation of the Public  Reference Room may be obtained by calling the  Commission  at  1-202-942-8090.  Finally,  information  about the Trust is  available  on the  EDGAR  database  on the
Commission's Internet site at http://www.sec.gov.
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Investment Company Act File No. 811-5186